EXECUTION VERSION
AMENDMENT AND RESTATEMENT AGREEMENT
This AMENDMENT AND RESTATEMENT AGREEMENT (this “Amendment Agreement”), dated as of September 11, 2026 (the “Amendment Execution Date”), is entered into by NEW FORTRESS ENERGY INC., a Delaware corporation (the “Borrower”), each of the Guarantors as of the date hereof, NATIXIS, NEW YORK BRANCH, as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), the Lenders party to the LCA (as defined below) (the “Lenders”), and the Issuing Banks party to the LCA (as defined below) (the “Issuing Banks”).
    PRELIMINARY STATEMENT
A.Reference is made to that certain Letter of Credit and Reimbursement Agreement, dated as of July 16, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “LCA” and as amended and restated by this Amendment Agreement, the “New CoreCo LC Facility Agreement”), by and among the Borrower, the Guarantors from time to time party thereto, Natixis, New York Branch, as administrative agent, Natixis, New York Branch, as collateral agent, the Lenders from time to time party thereto and the Issuing Banks from time to time party thereto.
B.In connection with the Restructuring Support Agreement (including the Restructuring Term Sheet (as defined therein) and all other exhibits, annexes, and schedules attached thereto), dated and effective as of March 17, 2026, as amended by that certain Amendment and Consent, dated as of April 14, 2026, and as further amended by that certain Second Amendment and Consent, dated as of June 19, 2026 (the “RSA”), and the consummation of the Restructuring Plan (as defined below), and on the terms and subject to the conditions set forth in the applicable Definitive Documents (as defined in the RSA), the Lenders and Issuing Banks have agreed to make certain financial accommodations to the Borrower, in each case, on the terms and subject to the conditions set forth therein or herein, as applicable.
C.The Borrower and the Guarantors have requested, and the Lenders, the Issuing Banks and the Administrative Agent have agreed, to extend the Maturity Date, increase the Total LC Commitment and amend and restate the provisions of the LCA as more fully set forth herein.
D.Section 9.1 of the LCA provides that the Lenders, the Administrative Agent, the Issuing Banks, the Borrower and each other Loan Party who is a party to the LCA may modify, amend and supplement the LCA in the manner set forth in this Amendment Agreement.
NOW, THEREFORE, in consideration of the premises and mutual covenants set forth in this Amendment Agreement and for valuable consideration received, the parties hereto agree as follows:
Section 1.Defined Terms; Interpretation; Etc.
Unless otherwise defined herein (expressly or by reference to another agreement or document), capitalized terms used and not defined herein shall have the meanings assigned to such terms in the New CoreCo LC Facility Agreement. Section 1.2 (Other Definitional Provisions; Rules of
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Construction) of the New CoreCo LC Facility Agreement applies to this Amendment Agreement, mutatis mutandis.
Section 2.Amendments to the LCA
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(a)Subject to, and from and after the satisfaction of, the conditions precedent set forth in Section 4 hereof and the occurrence of the Restatement Effective Date (as defined below):
(i)the LCA is hereby amended and restated in its entirety to read as set forth in Annex A hereto (with additions indicated by double underlined text (indicated textually in the same manner as the following example: double-underlined text) in Annex A hereto and deletions indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) in Annex A hereto);
(ii)Schedules 1.1, 2.1, 3.15, 3.19 and 5.12 to the LCA are hereby deleted in their entirety, respectively, and replaced in their entirety, respectively, by Schedules 1.1, 2.1, 3.15 , 3.19 and 5.12 attached hereto as Annex B;
(iii)Schedules 6.1, 6.3, 6.5 and 6.6 (including any supplements thereto or any replacements thereof that are delivered to the Administrative Agent by the Borrower that substantially conform to the corresponding schedule to the New CoreCo Credit Agreement) are hereby added to the LCA and attached hereto as Annex C;
(iv)Appendix A is hereby added to the LCA and attached hereto as Annex D;
(v)The existing exhibits to the LCA are hereby amended and restated in their entirety to read as set forth in Annex E hereto (with additions indicated by double underlined text (indicated textually in the same manner as the following example: double-underlined text) in Annex E hereto and deletions indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) in Annex E hereto); and
(vi) None of the Borrower or any its Affiliates shall have any liability or obligations with respect to, and none of the Lenders shall have any rights under, that certain Forbearance Agreement, dated as of March 27, 2026, as amended by that certain Amendment and Consent, dated as of April 14, 2026 and by that certain Second Amendment and Consent, dated as of June 19, 2026 (and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among the Borrower and the Lenders party thereto (the “LCF Forbearance Agreement”).
(b)Notwithstanding any provision of this Amendment Agreement and the New CoreCo LC Facility Agreement to the contrary, (x)(i) no other provisions of the LCA and (ii) none of the exhibits or schedules to the LCA are intended to or shall be amended or otherwise modified or affected by this Amendment Agreement, except as expressly set forth herein and (y) all Letters of Credit issued and Obligations incurred or arising under the LCA and the other Loan Documents, which are outstanding upon the occurrence the Restatement Effective Date shall continue as Letters of Credit and Obligations under (and shall be governed by the terms of) the New CoreCo LC Facility Agreement and the other Loan Documents, except to the extent expressly set forth herein or therein. Neither this Amendment Agreement or the New CoreCo LC Facility Agreement is intended to, and neither shall, constitute a novation.
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Section 3.Representations and Warranties
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The Borrower and each Guarantor hereby represent and warrant to the Administrative Agent, Lenders and Issuing Banks that, as of the Amendment Execution Date and Restatement Effective Date (both immediately before and immediately after the effectiveness of this Amendment Agreement) (or either of them, if specified below):
(A)this Amendment Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law);
(B)as of the Amendment Execution Date and immediately before the effectiveness of this Amendment Agreement, the Borrower and each other Obligor (as defined in the LCF Forbearance Agreement) that is a party to the LCF Forbearance Agreement are in compliance with the undertakings of the Obligors set forth on Schedule 2 to the LCF Forbearance Agreement;
(C)no Unpaid Drawings or other Reimbursement Obligations are outstanding, and the LC Exposure does not exceed the Total LC Limit;
(D)(1) as of the Amendment Execution Date, no Default or Event of Default (other than the Specified Defaults (as defined in the LCF Forbearance Agreement)) has occurred and is continuing or will result from the transactions contemplated by this Amendment Agreement, and (2) as of the Restatement Effective Date, no Default or Event of Default has occurred and is continuing or will result from the transactions contemplated by this Amendment Agreement;
(E)the execution, delivery and performance of this Amendment Agreement or the transactions contemplated hereby or (upon the occurrence of the Restatement Effective Date) in the New CoreCo LC Facility Agreement will not contravene, violate or result in a breach of or default under (i) the terms of (x) the Sanction Order (as defined in the RSA) or (y) the order approving the recognition of the Sanction Order in the Chapter 15 Proceedings, or (ii)(a) the New CoreCo Credit Agreement or the other Loan Documents (as defined therein) upon their effectiveness, (b) any Loan Party’s Organizational Documents, (c) any Requirement of Law or any order, injunction, writ, decree or arbitral award of any Governmental Authority or arbitrator or (d) any Contractual Obligation of any Loan Party, other than (solely with respect to this clause (ii)) any violation that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents and any Permitted Liens);
(F)(1) as of the Amendment Execution Date (i) the Collateral Account (as defined in the LCA) is subject to the control of the Collateral Agent, (ii) except as provided for in the Security Agreement (as in effect on the Amendment Execution Date) and Control Agreement (as defined in the LCA) as security for the Obligations, none of the Grantors has pledged, collaterally assigned, mortgaged, transferred or granted to any other Person a continuing security interest in any of its right in, and title and interest to and under, all or any portion of the Collateral Account Collateral (as defined in the Security Agreement (as in effect on the
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Amendment Execution Date)), (iii) the Collateral Account (together with any cash and Cash Equivalents therein) is not Shared Collateral or “Single Lien Collateral” (as defined in the Equal Priority Intercreditor Agreement (as defined in the LCA)), and (iv) the amount on deposit in the Collateral Account is not less than the Required Cash Level (as defined in the LCA) (and the Borrower shall have provided or caused to be provided to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent of the same), and (2) as of the Restatement Effective Date, (i) the Existing Collateral Account (as defined in the Security Agreement (as defined below)) is subject to the control of the Super-Senior Priority Lien Collateral Agent, (ii) except as provided for in the Security Documents and the Control Agreements as security for the Obligations, none of the Grantors has pledged, collaterally assigned, mortgaged, transferred or granted to any other Person a continuing security interest in any of its right in, and title and interest to and under, all or any portion of the Collateral Account Collateral (as defined in the Security Agreement) other than Permitted Liens, and (iii) the Existing Collateral Account (as defined in the Security Agreement) (together with any cash and Cash Equivalents therein) is not Shared Collateral or “Single Lien Collateral” (as defined in the Intercreditor Agreement);
(G)there has been no change in the information provided in the most recently delivered Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (other than as disclosed in a separately delivered Beneficial Ownership Certification, if any, pursuant to Section 4(ii)(L) below);
(H)as of the Amendment Execution Date and immediately before the effectiveness of this Amendment Agreement, (i) the executed version of the RSA, delivered to the Administrative Agent and Lenders is true, correct and current in all respects and remains in full force and effect, and (ii) the representations and warranties of the Company Parties (as defined in the RSA) set forth in Section 5 of the RSA were true and correct (without giving effect to any “materiality,” “material adverse effect,” or similar qualifiers contained therein) in all material respects as of the Agreement Effective Date (as defined in the RSA) (or as of such other date expressly set forth in such representation or warranty); and
(I)as of the Restatement Effective Date, the representations and warranties contained herein and in the New CoreCo LC Facility Agreement (including Section 3 thereof) and the other Loan Documents, in each case after giving effect to the Restatement Effective Date, are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof.
(J)Solely with respect to NFE Nicaragua Development Partners LLC, a Delaware limited liability company with a Nicaragua branch (Sucursal Nicaragua), such Guarantor represents and warrants as of the date hereof that, notwithstanding the omission of a separate signature block for such Guarantor’s Nicaragua branch, this Amendment Agreement has been duly executed and delivered on behalf of such Guarantor, and each Loan Document to which such Guarantor is a party, directly or through such Guarantor’s Nicaragua branch, constitutes a continuing legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
Section 4.Conditions Precedent
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(i)Amendment Execution Date Conditions Precedent. This Amendment Agreement (other than the amendments described in Section 2(a)) shall become effective without any further action or consent by any party, as of the Amendment Execution Date, upon the satisfaction or waiver of each of the following conditions, in each case in form and substance reasonably satisfactory to the Administrative Agent:
(A)Amendment Agreement. The Administrative Agent shall have received from the Borrower, each other Loan Party, the Lenders, and the Issuing Banks a duly executed counterpart of this Amendment Agreement.
(B)Payment of Fees and Expenses. The Borrower shall have paid or caused to be paid on or before the Amendment Execution Date (i) all fees, costs and expenses then payable to the Agents, Issuing Banks and Lenders in accordance with Section 9.5 of the LCA or any other agreement among the Borrower and such Lender in respect of this Amendment Agreement and the transactions contemplated in connection herewith and (ii) the charges of any Platform and all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, its legal counsel, or RPA Advisors, LLC as Lender Advisor (to the extent provided for in the LCA) in connection with the preparation and negotiation of this Amendment Agreement that, in each case, have been invoiced at least one (1) Business Day prior to such date.
(ii)Restatement Effective Date Conditions Precedent. Notwithstanding anything to the contrary in this Amendment Agreement, Section 2(a) of this Amendment Agreement shall only become effective (without any further action or consent by any party), as of the date (the “Restatement Effective Date”) all of the following conditions are satisfied or waived, in each case, in form and substance reasonably satisfactory to the Administrative Agent (in consultation with its counsel and the Required Lenders):
(A)Certain Loan Documents. On or immediately prior to the Restatement Effective Date, the Administrative Agent shall have received (i) a reaffirmation agreement substantially in the form of Exhibit A to this Amendment Agreement (the “Reaffirmation Agreement”), executed and delivered by a duly authorized officer or signatory of each party thereto, (ii) a Joinder Agreement for each Restricted Subsidiary that, as of the Restatement Effective Date (after giving effect to this Amendment Agreement), is required to become a Guarantor pursuant to Section 5.10 of the New CoreCo LC Facility Agreement, (iii) the Amended and Restated Security Agreement substantially in the form of Exhibit B to this Amendment Agreement (the “Security Agreement”), executed and delivered by a duly authorized officer or signatory of each party thereto, (iv) the Common Representative Continuation Agreement substantially in the form of Exhibit D to this Amendment Agreement, executed and delivered by a duly authorized officer or signatory of each party thereto (the “Common Representative Continuation Agreement”) and (v) the Controlling Authorized Representative Continuation Agreement substantially in the form of Exhibit E to this Amendment Agreement, executed and delivered by a duly authorized officer or signatory of each party thereto (the “Controlling Authorized Representative Continuation Agreement”).
(B)Fee Letters. On or prior to the Restatement Effective Date, the Administrative Agent shall have received the Fee Letters required to be entered into in connection with this Amendment Agreement executed and delivered by a duly authorized officer or signatory of each party thereto.
(C)Responsible Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower and each Guarantor, certifying (A) as to copies of the Organizational Documents of such Person, together with all amendments thereto, (B) as to a copy of the resolutions or written consents of such Person authorizing (1) the
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execution and delivery of this Amendment Agreement and the incurrence or confirmation of the Obligations under the Loan Documents and the transactions contemplated by the Loan Documents to which such Person is or will be a party, and (2) the execution, delivery and performance by such Person of each Loan Document to which such Person is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith and (C) the names and true signatures of the representatives of such Person authorized to sign each Loan Document (in the case of the Borrower, including all notices under the New CoreCo LC Facility Agreement and the other Loan Documents) to which such Person is or will be a party and the other documents to be executed and delivered by such Person in connection herewith and therewith, together with evidence of the incumbency of such authorized officers.
(D)Opinion of Counsel. The Administrative Agent shall have received, in form and substance reasonably acceptable to the Administrative Agent, legal opinions of Skadden, Arps, Slate Meagher & Flom LLP, United States counsel to the Borrower and its Subsidiaries and applicable local counsel to the Borrower and its Subsidiaries dated the Restatement Effective Date and addressed to the Secured Parties, including with respect to the authorization, execution and enforceability of the Reaffirmation Agreement, the applicable Security Documents and any Joinder Agreement entered into on the Restatement Effective Date and the enforceability of the New CoreCo LC Facility Agreement as reaffirmed by the Reaffirmation Agreement.
(E)No Default; Representations and Warranties. As of the Restatement Effective Date after giving effect to this Amendment Agreement: (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the representations and warranties contained herein and in the New CoreCo LC Facility Agreement (including Section 3 thereof) and the other Loan Documents in effect on such date shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof.
(F)Effective Date Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, certifying that the conditions set forth in Section 4(ii)(E) are satisfied.
(G)Perfection Certificate. The Administrative Agent shall have received a perfection certificate delivered on the Restatement Effective Date for each Loan Party (substantially in the form of the perfection certificate delivered on the Fourteenth Amendment Agreement Effective Date (as defined in the LCA)).
(H)Lien Searches. To the extent not provided in connection with the Fourteenth Amendment Agreement, dated as of March 19, 2026, or in connection with the continuation of the Uniform Commercial Code financing statements filed on May 13, 2026, the Borrower and Guarantors shall have provided the Administrative Agent a report of financing statement, tax, judgment and other applicable lien searches performed after the date hereof in the United States and all applicable foreign jurisdictions with respect to the Loan Parties existing in such jurisdictions, and such report shall show no Liens on such Loan Parties’ Property (except as permitted by Section 6.6 of the New CoreCo LC Facility Agreement) and otherwise be in form and substance reasonably satisfactory to the Administrative Agent.
(I)Payment of Fees and Expenses. The Borrower shall have paid or caused to be paid on or before the Restatement Effective Date (i) all fees, costs and expenses then payable
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to the Agents, Issuing Banks and Lenders in accordance with Section 9.5 of the LCA or any other agreement among the Borrower and such Lender in respect of this Amendment Agreement and the transactions contemplated in connection herewith, including those specified in the Fee Letters due and payable on or prior to the Restatement Effective Date, and (ii) the charges of any Platform and all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, its legal counsel or RPA Advisors, LLC as Lender Advisor (to the extent provided for in the LCA) in connection with the preparation and negotiation of this Amendment Agreement that, in each case, have been invoiced at least one (1) Business Day prior to the Restatement Effective Date.
(J)Uniform Commercial Code Filings. Each Uniform Commercial Code financing statement required as of the Restatement Effective Date by the Reaffirmation Agreement, the Security Agreement and the other Security Documents, if any, or under law to be filed in order to create in favor of the Collateral Agent, a first-priority perfected Lien (subject only to Permitted Liens) on the Collateral described therein, shall have been filed, or shall have been delivered to the Collateral Agent in proper form for filing, or arrangements reasonably satisfactory to the Collateral Agent for such filing shall have been made.
(K)Foreign Security Documents. Subject to any post-closing time frames (if any) specified and other applicable limitations set forth on Schedule 5.12 to the New CoreCo LC Facility Agreement (attached hereto as Annex B) (or as otherwise agreed in any instance by the Administrative Agent, acting reasonably), the Administrative Agent shall have received for each applicable Foreign Subsidiary that is a Guarantor on the Restatement Effective Date any required amendments, amendments and restatements, supplements or other modifications to the Security Documents in respect of the Collateral in the relevant jurisdictions outside of the United States, and all filings and other documents required by such Security Documents to create, amend or perfect the security interests for the benefit of the Secured Parties in the Collateral of such Guarantor. For the avoidance of doubt, notwithstanding any provision to the contrary contained in the Loan Documents, the Borrower shall, and shall cause each of the other Loan Parties to, deliver each of the documents, instruments and agreements, and take each of the actions, set forth on Schedule 5.12 to the New CoreCo LC Facility Agreement (attached hereto as Annex B) within the time periods set forth therein (or such later date as agreed in any instance by the Administrative Agent, acting reasonably).
Notwithstanding anything to the contrary herein or in any other Loan Document, all representations, warranties, covenants and other provisions in this Amendment Agreement and the other Loan Documents shall take into account any time extensions provided for in Schedule 5.12 to the New CoreCo LC Facility Agreement (attached hereto as Annex B) and in any amendment or extension agreement related thereto (and any time extension agreement related thereto shall automatically be applied to any relevant representation, warranty, covenant or other provision in the New CoreCo LC Facility Agreement and the other Loan Documents).
(L)PATRIOT Act; Beneficial Ownership. At least three (3) Business Days prior to the Restatement Effective Date, the Administrative Agent shall have received (x) all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act that has been requested by any of the Administrative Agent, Lenders or Issuing Banks in writing at least ten (10) Business Days prior to the Restatement Effective Date and (y) a Beneficial Ownership Certification in relation to the Borrower and the Guarantors to the extent any change in the information previously provided in such Beneficial Ownership Certification has occurred that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.
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(M)Financial Statements. Only in the event that the Restatement Effective Date occurs on or after September 1, 2026, the Administrative Agent shall have received unaudited consolidated balance sheets and related statements of income and cash flows of the Borrower and its consolidated subsidiaries for each fiscal quarter (other than any fourth fiscal quarter) ended after the most recent audited financial statements delivered pursuant Section 5.1 of the LCA and at least 45 days prior to the Restatement Effective Date.
(N)Restructuring Support Agreement. Prior to or substantially concurrently with the effectiveness of Section 2(a) of this Amendment Agreement, the Restructuring Conditions Precedent set forth and defined in the RSA shall have been satisfied or waived in accordance with the terms thereof.
(O)Restructuring Plan. Prior to or substantially concurrently with the effectiveness of Section 2(a) of this Amendment Agreement, an English law restructuring plan (the “the Restructuring Plan”) sanctioned by the High Court of Justice of England and Wales under Part 26A of the Companies Act of 2006 (as amended from time to time) and implemented pursuant to that certain Transaction Implementation Deed, dated June 18, 2026 shall be consummated (or become effective, as applicable) and an order recognizing the Sanction Orders (as defined in the RSA) shall have been entered in the Chapter 15 Proceedings (as defined in the RSA).
(P)Intercreditor Agreement. The Administrative Agent shall have received the Intercreditor Agreement, executed and delivered by a duly authorized officer or signatory of each party thereto, substantially in the form of Exhibit C hereto or otherwise on terms and subject to conditions reasonably satisfactory to the Administrative Agent (in consultation with its counsel and the Required Lenders).
The Administrative Agent is hereby authorized and directed to declare this Amendment Agreement to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 9.1 of the New CoreCo LC Facility Agreement. Such declaration shall be final, conclusive and binding upon all parties to the New CoreCo LC Facility Agreement for all purposes.
If any of the conditions set forth in this Section 4 is not satisfied or waived in accordance with the preceding paragraph, this Amendment Agreement shall be void ab initio and of no force or effect and the parties hereto shall be restored to their original respective positions prior to entering into this Amendment Agreement.
Section 5.Effect of Amendment.
(a)Upon (and from and after) the Restatement Effective Date, each reference in the LCA to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the LCA, and each reference in each other Loan Document (including, when applicable, this Amendment Agreement) to “the LCA Agreement”, “the LCA”, “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the LCA, shall mean and be a reference to the New CoreCo LC Facility Agreement.
(b)Except as specifically set forth in this Amendment Agreement, the LCA and other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legally valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its respective
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terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law). Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any Default or Event Default, or of any right, power or remedy of the Secured Parties under any of the Loan Documents, constitute a waiver of any provision of any of the Loan Documents or serve to affect a novation of any of the Loan Documents or Obligations.
(c)Notwithstanding anything to the contrary in this Amendment Agreement, from and after the Amendment Execution Date until the occurrence of the Restatement Effective Date, the LCF Forbearance Agreement shall remain in full force and effect in accordance with its terms, and nothing in this Amendment Agreement shall limit, impair or otherwise modify or affect the rights and obligations of or the waivers, forbearances or consents by any of the parties thereto.
Section 6.Additional Affirmations and Agreements
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(a)Each Lender and Issuing Bank that executes this Amendment Agreement on or prior to the Restatement Effective Date hereby consents to this Amendment Agreement and, subject to the terms and conditions of this Amendment Agreement, to the New CoreCo LC Facility Agreement.
(b)Notwithstanding anything to the contrary in the LCA or the New CoreCo LC Facility Agreement, each Lender and Issuing Bank hereby agrees to waive the following provisions of the LCA and the New CoreCo LC Facility Agreement solely with respect to the issuance on the Restatement Effective Date of that certain letter of credit in favor of Excelerate Energy Limited Partnership in the stated amount of $ 19,532,968.67 (the “Excelerate LC”):
(i)Section 2.1(b)(i) of the LCA, to the extent it would restrict the issuance of the Excelerate LC as an Auto-Extension Letter of Credit;
(ii)Sections 2.1(d) and 4.2(d), solely to the extent such provisions require delivery of a Notice of LC Activity on a specified date at least five (5) Business Days prior to the requested date of issuance (provided that a Notice of LC Activity with respect to the Excelerate LC is delivered at least three (3) Business Days prior to the Restatement Effective Date); and
(iii)Exhibit D, solely to the extent such Exhibit includes certifications or references to the provisions waived in clauses (i) and (ii) above.
(c)Each Lender hereby authorizes and directs the Administrative Agent and the Collateral Agent to (i) execute this Amendment Agreement (together with any other agreements, appointments or acknowledgements incidental thereto or required in connection therewith) and (ii) execute and deliver such releases, terminations, discharges, confirmations and other instruments as are reasonably requested by the Borrower to (A) effect or evidence the release of any guarantees or Liens in accordance with that certain Release of Certain Guarantors and Collateral dated as of the Restatement Effective Date or (B) confirm the absence of any Lien or security interest in the applicable assets under that certain No-Interest Letter regarding ZeroPark I LLC dated as of the Restatement Effective Date.
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(d)Each of the parties hereto hereby further covenants and agrees (individually and on their own behalf) commencing with the Amendment Execution Date until but excluding the Restatement Effective Date as follows:
(i)in the event of a proceeding under any Bankruptcy Law of any Loan Party, whether voluntary or involuntary, the Secured Parties (A) shall have allowed claims against such Loan Party in respect of the Obligations of such Loan Party, which claims shall constitute secured claims to the extent of the value of the Secured Parties’ interest in the Collateral, and (B) shall be entitled to adequate protection of their interest in the Collateral to the extent of any diminution in the value thereof; and
(ii)such party further acknowledges that it and the other parties hereto have been induced to enter into this Amendment Agreement and the LCA by, among other things, the mutual agreements in this clause (c);
provided that this Section 6(c) shall survive the termination of this Amendment Agreement, the payment in full in cash of the Obligations and the expiration or termination of all Letters of Credit and continue to be effective or be reinstated, in each case, in accordance with the terms of this Section 6(c), as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Secured Parties or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.
(e)(x) Prior to the earlier to occur of (i) the Termination Date (as defined in the LCF Forbearance Agreement) and (ii) the Restatement Effective Date, and (y) as of the Restatement Effective Date, in each case, for all purposes of the LCA, the New CoreCo LC Facility Agreement and the other Loan Documents (including with respect to all representations and certifications made pursuant to this Amendment Agreement or any other Loan Document), all Specified Defaults (as defined in the LCF Forbearance Agreement) and related matters subject to forbearance under the LCF Forbearance Agreement shall be deemed not to exist or to otherwise have been waived in accordance with the Loan Documents.
(f)The Lenders, the Issuing Banks and the Agents hereby agree that, upon the occurrence the Restatement Effective Date, they (A) reaffirm their consent to (i) the transactions contemplated by the CoreCo-FLNG 2 Management Agreement (as defined in the RSA), (ii) the transactions contemplated by that certain (w) Master Lease Agreement, dated as of April 1, 2026, by and between NFE Turbines LLC, a Delaware limited liability company and subsidiary of the Borrower (“NFE Turbines”) as lessee, and the lessor party thereto (such Person, the “Specified Counterparty”), together with any schedules, riders, certificates and other instruments delivered in connection therewith, (x) Parent Company Guarantee, dated as of April 1, 2026, made by the Borrower in favor of the Specified Counterparty, (y) Bailment Agreement, dated as of April 1, 2026, by and between NFE Turbines and the Specified Counterparty, and (z) Asset Purchase Agreement, dated as of April 1, 2026, by and among NFE PR Power LLC, a Puerto Rico limited liability company and subsidiary of the Borrower, as seller, the Borrower, as guarantor, and the Specified Counterparty, as buyer, (iii) the other transactions contemplated by the RSA, in each case, to the extent contemplated by the LCF Forbearance Agreement and (iv) any other transaction relating to the foregoing (including payment of fees, premiums, expenses, closing payments and other similar transaction costs (including original issue discount or upfront fees) payable or otherwise borne by the Borrower and/or its Subsidiaries in connection with the foregoing transactions), and (B) agree that, notwithstanding anything to the contrary set forth in the LCA, the New CoreCo LC Facility Agreement or any of the other Loan Documents, none of
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the foregoing shall constitute a Default or Event of Default under the LCA, the New CoreCo LC Facility Agreement or any of the other Loan Documents.
(g)For the avoidance of doubt, the omission of a separate signature block for NFE Nicaragua Development Partners LLC’s Nicaragua branch shall not constitute a release, wavier or novation of such Guarantor’s obligations under any Loan Document to which such Guarantor is a party, directly or through such Guarantor’s Nicaragua branch.
Section 7.General
.
(a)GOVERNING LAW. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)The Borrower and each Guarantor each hereby forever waives, releases, remises and discharges each of the Agents, the Account Bank, the Issuing Banks, the Lenders, their respective investment advisors, sub-advisors, and managers, and each of their respective Affiliates, and each of their respective officers, directors, employees, agents, professionals, advisors and counsel, including, without limitation, Steptoe LLP, as counsel to the Administrative Agent (collectively, the “Releasees”), from any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, contingent or non-contingent, which such Loan Party ever has or had on or prior to the Restatement Effective Date against any such Releasee which concerns, directly or indirectly, the Borrower or any Guarantor, the negotiation and execution of this Amendment Agreement, the New CoreCo LC Facility Agreement or any other Loan Document, or any acts or omissions of any such Releasee relating to the Borrower, any Guarantor, the New CoreCo LC Facility Agreement or any other Loan Document, in each case, to the extent pertaining to facts, events or circumstances existing on or prior to (but not after) the Restatement Effective Date (the “Released Claims”). The Loan Parties further covenant not to sue, commence, institute or prosecute, or support any Person that sues, commences, institutes, or prosecutes, any lawsuit, action or other proceeding against any Releasees with respect to any Released Claims. As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein. The foregoing release shall survive the termination of this Amendment Agreement, the LCA, and the other Loan Documents and payment in full of all Obligations in respect thereof and is in addition to any other release or covenant not to sue in favor of the Releasees.
(c)This Amendment Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment Agreement by email or facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
(d)In accordance with Section 9.5 of the New CoreCo LC Facility Agreement, the Borrower shall pay or reimburse the Administrative Agent and the Collateral Agent for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, this Amendment Agreement and any other documents prepared in connection herewith, and the consummation and administration
    13
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of the transactions contemplated hereby and thereby, limited in the case of counsel fees to the reasonable and documented fees and disbursements of a single law firm as counsel to the Administrative Agent and the Collateral Agent and one local counsel to the Administrative Agent and the Collateral Agent, taken as a whole, in any relevant jurisdiction and the charges of any Platform.
(e)This Amendment Agreement is a “Loan Document” as defined and described in the LCA (and, following the Restatement Effective Date, the New CoreCo LC Facility Agreement), and all of the terms and provisions thereof relating to Loan Documents thereunder shall apply hereto.
(f)The provisions of Sections 9.12 and 9.16 of the New CoreCo LC Facility Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.
(g)The headings of this Amendment Agreement are used for convenience of reference only, are not part of this Amendment Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment Agreement.
Section 8.Conforming Changes
.
Notwithstanding anything to the contrary in this Amendment Agreement, on or prior to the Restatement Effective Date, upon the written request of the Borrower and without the consent of any Lender or Issuing Bank, the Administrative Agent and the Borrower may enter into one or more amendments, supplements or modifications to the LCA, the New CoreCo LC Facility Agreement and the other Loan Documents as may be necessary or advisable solely to conform such Loan Documents to the agreed terms and provisions of the New CoreCo Credit Agreement and the other Loan Documents. The Lenders and Issuing Banks hereby authorize and direct the Administrative Agent to enter into such amendments, supplements or modifications to the New CoreCo LC Facility Agreement and the other Loan Documents. The Borrower may, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld, conditioned or delayed), amend, supplement or modify schedules, annexes and appendices to the LCA, the New CoreCo LC Facility Agreement or the other Loan Documents as may be necessary or advisable solely to conform such schedules, annexes and appendices to the comparable schedules, annexes and appendices under the New CoreCo Credit Agreement.
[remainder of page intentionally left blank]
    13
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
NEW FORTRESS ENERGY INC.,
as the Borrower
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Co-General Counsel
NEW FORTRESS INTERMEDIATE LLC
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Authorized Signatory
NFE ATLANTIC HOLDINGS LLC

By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Authorized Signatory

NFE LCA Amendment and Restatement Agreement
ID: 4933-0919-3122 v.12 - MSW

ATLANTIC ENERGY HOLDINGS LLC
NEW FORTRESS ENERGY MARKETING LLC
NFE ANDROMEDA CHARTERING LLC
NFE BCS HOLDINGS (A) LLC
NFE BCS HOLDINGS (B) LLC
NFE EQUIPMENT PARTNERS LLC
NFE FLNG 1 ISSUER LLC
NFE ISO PARTNERS LLC
NFE MANAGEMENT LLC
NFE NICARAGUA DEVELOPMENT PARTNERS LLC*
NFE NORTH TRADING LLC
NFE PIONEER 1 LLC
NFE PIONEER 2 LLC
NFE PIONEER 3 LLC
NFE SUB LLC
NFE TRANSPORT PARTNERS LLC
NFE US HOLDINGS LLC

By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Authorized Signatory
*a Delaware limited liability company with a registered Nicaragua branch
NFE LCA Amendment and Restatement Agreement
ID: 4933-0919-3122 v.12 - MSW

NFE BERMUDA HOLDINGS LIMITED
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Director
NFE SHANNON HOLDINGS LIMITED
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Authorized Signatory

AMAUNET, S. DE R.L. DE C.V.
NFENERGIA MEXICO, S. DE R.L. DE C.V.
NFENERGIA GN DE BCS, S. DE R.L. DE C.V.
NFE PACIFICO LAP, S. DE R.L. DE C.V.
NFE BCS MEXICO HOLDINGS, S. DE R.L. DE C.V.

By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Legal Representative

NFENERGÍA LLC
SOLUCIONES DE ENERGIA LIMPIA PR LLC
NFE POWER PR LLC

By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Authorized Signatory

NFE LCA Amendment and Restatement Agreement
ID: 4933-0919-3122 v.12 - MSW

NFE MEXICO HOLDINGS S.À R.L.
A Luxembourg private limited liability company (société à responsabilité limitée), with registered office located at 12D, rue Guillaume J. Kroll, L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B267469, duly represented by:
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Authorized Signatory
NFE MEXICO HOLDINGS PARENT S.À R.L.
A Luxembourg private limited liability company (société à responsabilité limitée), with registered office located at 12D, rue Guillaume J. Kroll, L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B267494, duly represented by:
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Authorized Signatory
NFE LCA Amendment and Restatement Agreement
ID: 4933-0919-3122 v.12 - MSW

NFE INTERNATIONAL HOLDINGS*
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Director
*incorporated under the laws of England and Wales
NFE MEXICO POWER HOLDINGS LIMITED
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Director
*incorporated under the laws of England and Wales

NFE MEXICO TERMINAL HOLDINGS LIMITED
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Director
*incorporated under the laws of England and Wales
NFE UK HOLDINGS LIMITED
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Director
*incorporated under the laws of England and Wales
NFE INTERNATIONAL HOLDINGS 1 LIMITED
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Director
*incorporated under the laws of England and Wales

NFE LCA Amendment and Restatement Agreement
ID: 4933-0919-3122 v.12 - MSW

NFE INTERNATIONAL HOLDINGS 2 LIMITED
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Director
*incorporated under the laws of England and Wales
NFE GP LLC

By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Authorized Signatory
*incorporated under the laws of England and Wales
NFE LCA Amendment and Restatement Agreement
ID: 4933-0919-3122 v.12 - MSW

BRADFORD COUNTY POWER PARTNERS LLC
LA REAL ESTATE PARTNERS LLC
LNG HOLDINGS LLC
NFE FLNG 2 LLC
NEW FORTRESS ENERGY HOLDINGS LLC
NFE ANGOLA HOLDINGS LLC
NFE GRAND SHIPPING LLC
NFE INTERNATIONAL LLC
NFE INTERNATIONAL SHIPPING LLC
NFE SOUTH POWER HOLDINGS LLC
PA DEVELOPMENT HOLDINGS LLC
PA REAL ESTATE HOLDINGS LLC

By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Authorized Signatory
*incorporated under the laws of England and Wales

NFE LCA Amendment and Restatement Agreement
ID: 4933-0919-3122 v.12 - MSW

ATLANTIC PIPELINE HOLDINGS SRL
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Authorized Signatory
*incorporated under the laws of England and Wales

NFE INTERNATIONAL HOLDINGS LIMITED*
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Authorized Signatory
*incorporated under the laws of England and Wales
    *incorporated under Bermuda law

NFE NICARAGUA HOLDINGS LLC
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Authorized Signatory
*incorporated under the laws of England and Wales
NFE SOUTH POWER TRADING LIMITED
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Authorized Signatory
*incorporated under the laws of England and Wales

NFE LCA Amendment and Restatement Agreement
ID: 4933-0919-3122 v.12 - MSW

NFE ALTAMIRA ONSHORE, S. DE R.L. DE C.V.
MEXICO FLNG ONSHORE, S. DE R.L. DE C.V.
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Legal Representative
*incorporated under the laws of England and Wales

NFE GLOBAL HOLDINGS LIMITED
By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Director
*incorporated under the laws of England and Wales
NFE LCA Amendment and Restatement Agreement
ID: 4933-0919-3122 v.12 - MSW

NATIXIS, NEW YORK BRANCH, as Administrative Agent
By: /s/ Katarina Janosikova
Name: Katarina Jonosikova
Title: Director
By: /s/ Frederic Bouley
Name: Frederic Bouley
Title: Director
NATIXIS, NEW YORK BRANCH, as Collateral Agent
By: /s/ Katarina Janosikova
Name: Katarina Jonosikova
Title: Director
By: /s/ Frederic Bouley
Name: Frederic Bouley
Title: Director
NATIXIS, NEW YORK BRANCH, as a Lender
By: /s/ Abraham Edholm
Name: Abraham Edholm
Title: Director
By: /s/ John-Charles van Essche
Name: John-Charles van Essche
Title: Managing Director
NATIXIS, NEW YORK BRANCH, as an Issuing Bank

By: /s/ Abraham Edholm
Name: Abraham Edholm
Title: Director
NFE LCA Amendment and Restatement Agreement
ID: 4933-0919-3122 v.12 - MSW

By: /s/ John-Charles van Essche
Name: John-Charles van Essche
Title: Managing Director
NFE LCA Amendment and Restatement Agreement
ID: 4933-0919-3122 v.12 - MSW

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By: /s/ Jonathan Lidz
Name: Jonathan Lidz
Title: Director
By: /s/ Chandan-J Kumar
Name: Chandan-J Kumar
Title: Director, TF&L
NFE LCA Amendment and Restatement Agreement
ID: 4933-0919-3122 v.12 - MSW

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ Franck Valette
Name: Franck Valette
Title: Managing Director
By: /s/ Gaetan Fauvre
Name: Gaetan Fauvre
Title: Managing Director
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an Issuing Bank

By: /s/ Franck Valette
Name: Franck Valette
Title: Managing Director
By: /s/ Gaetan Fauvre
Name: Gaetan Fauvre
Title: Managing Director
NFE LCA Amendment and Restatement Agreement
ID: 4933-0919-3122 v.12 - MSW

HSBC BANK USA, N.A., as a Lender
By: /s/ Mark K. Wheeler
Name: Mark K. Wheeler
Title: VP
HSBC BANK USA, N.A., as an Issuing Bank
By: /s/ Mark K. Wheeler
Name: Mark K. Wheeler
Title: VP
NFE LCA Amendment and Restatement Agreement
ID: 4933-0919-3122 v.12 - MSW

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By: /s/ Mary Harold
Name: Mary Harold
Title: Managing Director
NFE LCA Amendment and Restatement Agreement
ID: 4933-0919-3122 v.12 - MSW

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender
By: /s/ Luis Moreno
Name: Luis Moreno
Title: MD

By: /s/ Cherine Kenawy
Name: Cherine Kenawy
Title: Executive Director
NFE LCA Amendment and Restatement Agreement
ID: 4933-0919-3122 v.12 - MSW

Annex A
Amended LCA
(See attached)
Annex A
ID: 4933-0919-3122 v.12 - MSW

Annex B
Schedule 1.1
LENDERS; ISSUING BANKS; LC COMMITMENTS; TOTAL LC COMMITMENT; ISSUANCE CAP
(as of the Restatement Effective Date)

Lender	LC Commitment
Natixis, New York Branch	71,428,571.44
Deutsche Bank AG New York Branch	35,714,285.71
Credit Agricole Corporate and Investment Bank	35,714,285.71
HSBC Bank USA, N.A.	53,571,428.57
Sumitomo Mitsui Banking Corporation	35,714,285.71
Banco Santander, S.A., New York Branch	17,857,142.86
Total LC Commitment:	$250,000,000.00

ISSUANCE CAP

Issuing Bank	Issuance Cap
Natixis, New York Branch	193,315,427.60
Credit Agricole Corporate and Investment Bank	13,000,000.00
HSBC Bank USA, N.A.	43,684,572.40

Annex B
ID: 4933-0919-3122 v.12 - MSW

Schedule 2.1
EXISTING LETTERS OF CREDIT
(as of the Restatement Effective Date)

Annex B
ID: 4933-0919-3122 v.12 - MSW

Schedule 3.15
Subsidiaries

A.     Go-Forward Subsidiaries (each, a “Go-Forward Entity”)

Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
NFE US Holdings LLC	Delaware	New Fortress Energy Inc.	83 limited liability company membership interests / 83%
		NFE Sub LLC	17 limited liability company membership interests / 17%
New Fortress Intermediate LLC	Delaware	NFE US Holdings LLC	175,200,798 units / 100%
NFE Atlantic Holdings LLC	Delaware	New Fortress Intermediate LLC	100 LLC membership interests / 100%
Atlantic Energy Holdings LLC	Delaware	NFE Atlantic Holdings LLC	100 LLC membership interests / 100%
NFE FLNG 1 Issuer LLC	Delaware	Atlantic Energy Holdings LLC	100%
NFE Pioneer 1 LLC	Delaware	NFE FLNG 1 Issuer LLC	100%
Annex B
ID: 4933-0919-3122 v.12 - MSW

Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
NFE Pioneer 2 LLC	Delaware	NFE FLNG 1 Issuer LLC	100%
NFE Pioneer 3 LLC	Delaware	NFE FLNG 1 Issuer LLC	100%
NFE Turbines LLC	Delaware	NFE FLNG 1 Issuer LLC	100%
NFE FLNG 2 LLC	Delaware	New Fortress Energy Inc.	100% common interests
		NFE FLNG 2 Parent LLC	100% preferred interests
NFE Altamira Onshore S. de R.L. de C.V.	Mexico	NFE FLNG 2 LLC	99.99%
		Atlantic Energy Holdings LLC	0.01%
Mexico FLNG Onshore S. de R.L. de C.V.	Mexico	NFE FLNG 2 LLC	99.99%
		Atlantic Energy Holdings LLC	0.01%
NFE Management LLC	Delaware	NFE Atlantic Holdings LLC	100 LLC membership interests / 100%
NFE Patent Holdings LLC	Delaware	NFE Atlantic Holdings LLC	100%
Bradford County LNG Marketing LLC	Delaware	Bradford County Real Estate Holdings LLC	100%
New Fortress Energy Marketing LLC	Delaware	NFE Atlantic Holdings LLC	100 LLC membership interests / 100%
Annex B
ID: 4933-0919-3122 v.12 - MSW

Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
NFE International LLC	Delaware	NFE International Holdings	100%
NFEnergía LLC	Puerto Rico	Atlantic Energy Holdings LLC	100 LLC membership interests / 100%
NFE Andromeda Chartering LLC	Delaware	Atlantic Energy Holdings LLC	10,000 LLC membership interests / 100%
NFE Shannon Holdings Limited	Ireland	NFE UK Holdings Limited [UK]	829,883 ordinary shares / 100%
NFE Frontier LLC	Delaware	Atlantic Energy Holdings LLC	100%
NFE Pathfinder LLC	Delaware	Atlantic Energy Holdings LLC	100%
NFE Vanguard LLC	Delaware	Atlantic Energy Holdings LLC	100%
NFE Explorer LLC	Delaware	Atlantic Energy Holdings LLC	100%
NFE Vessel Management LLC	Delaware	Atlantic Energy Holdings LLC	100%
Bradford County Real Estate Holdings LLC	Delaware	NFE Atlantic Holdings LLC	100%
LA Real Estate Partners LLC	Delaware	NFE Atlantic Holdings LLC	100%
Annex B
ID: 4933-0919-3122 v.12 - MSW

Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
NFE BCS Holdings (A) LLC	Delaware	NFE BCS Mexico Holdings S. de R.L. de C.V. [Mexico]	100 LLC membership interests / 100%
NFE BCS Holdings (B) LLC	Delaware	NFE BCS Mexico Holdings S. de R.L. de C.V. [Mexico]	100 LLC membership interests / 100%
NFEnergía México, S. de R.L. de C.V.	Mexico	NFE Mexico Terminal Holdings Limited [UK]	.01% membership interests
		NFE BCS Holdings (A) LLC	.01% membership interests
		NFE Mexico Holdings S.à r.l. [Luxembourg][1]	99.98% membership interest
NFE Pacífico LAP, S. de R.L. de C.V.	Mexico	NFE BCS Holdings (A) LLC	.005% membership interest
		Amaunet, S. de R.L. de C.V. [Mexico]	.005% membership interest
		NFE Mexico Terminal Holdings Limited [UK]	.01% membership interest
		NFEnergía México, S. de R.L. de C.V. [Mexico]	99.98% membership interest
1 This entity will be migrated to Mexico and will undergo a name change post-closing.
Annex B
ID: 4933-0919-3122 v.12 - MSW

Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
Amaunet, S. de R.L. de C.V.	Mexico	NFE BCS Holdings (A) LLC	.00026% membership interest
		NFE BCS Holdings (B) LLC	.00026% membership interest
		NFE BCS Mexico Holdings S. de R.L. de C.V. [Mexico]	99.99948% membership interest
NFEnergía GN de BCS, S. de R.L. de C.V.	Mexico	NFE Mexico Holdings S.à r.l. [Luxembourg][2]	99.90% membership interest
		NFEnergía México, S. de R.L. de C.V. [Mexico]	.10% membership interest
NFE North Trading LLC	Delaware	Atlantic Energy Holdings LLC	10,000 LLC membership interests / 100%
NFE South Power Trading Limited	Jamaica	Atlantic Energy Holdings LLC	100%
NFE ISO Partners LLC	Delaware	NFE ISO Holdings LLC	100 LLC membership interests / 100%
NFE Transport Partners LLC	Delaware	NFE Atlantic Holdings LLC	1,000 LLC membership interests / 100%
NFE Equipment Partners LLC	Delaware	NFE Atlantic Holdings LLC	100 LLC membership interests / 100%
2 This entity will be migrated to Mexico and will undergo a name change post-closing.
Annex B
ID: 4933-0919-3122 v.12 - MSW

Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
Shannon LNG Limited	Ireland	NFE Shannon Holdings Limited [Ireland]	20,000 A ordinary shares at €0.01 per share (80% Voting Rights; 11% Economic Ownership)
		Sambolo Resources Limited	20,000 B ordinary shares at €0.01 per share (10% Voting Rights, 60% Economic Ownership) 20,000 C ordinary shares at €0.01 per share (10% Voting Rights, 29% Economic Ownership)
Annex B
ID: 4933-0919-3122 v.12 - MSW

Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
Shannon LNG Energy Limited	Ireland	NFE Shannon Holdings Limited [Ireland]	1 A ordinary share at €1.00 per share (80% Voting Rights; 11% Economic Ownership)
		Sambolo Resources Limited	1 B ordinary share at €1.00 per share (10% Voting Rights, 60% Economic Ownership) 1 C ordinary share at €1.00 per share (10% Voting Rights, 29% Economic Ownership)
Soluciones de Energia Limpia PR LLC	Puerto Rico	NFEnergia LLC [Puerto Rico]	100 LLC membership interests / 100%
NFE International Holdings [UK]	England and Wales	NFE International Holdings 2 Limited [UK]	3 shares / 100%
NFE International Holdings 1 Limited	England and Wales	Atlantic Energy Holdings LLC	502 shares / 100%
Annex B
ID: 4933-0919-3122 v.12 - MSW

Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
NFE International Holdings 2 Limited	England and Wales	NFE International Holdings 1 Limited [UK]	326 shares / 100%
		NFE Bermuda Holdings Limited [Bermuda]	177 / 100%
NFE Nicaragua Development Partners LLC [Delaware][3]	Delaware	NFE Nicaragua Holdings LLC [Bermuda]	100 LLC membership interests / 100%
Golar Winter Shipping Corp.	Marshall Islands	Golar LNG Partners LP [Marshall Islands]	100%
ZeroParks Holdings LLC	Delaware	NFE Atlantic Holdings LLC	100%
ZeroParks Inc.	Delaware	ZeroParks Holdings LLC	100%
ZeroParks Management LLC	Delaware	ZeroParks Holdings LLC	100%
New Fortress Energy Servicios Mexico, S. de R.L. de C.V.	Mexico	NFE BCS Holdings (A) LLC	50%
		NFE BCS Holdings (B) LLC	50%
NFE Sub LLC	Delaware	New Fortress Energy Inc.	100%
3 This entity has a Nicaragua branch.
Annex B
ID: 4933-0919-3122 v.12 - MSW

Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
NFE Power PR LLC	Puerto Rico	NFEnergía LLC [Puerto Rico]	100 LLC membership interests / 100%
New Fortress Energy Holdings LLC	Delaware	New Fortress Intermediate LLC	100%
NFE GP LLC	Marshall Islands	NFE International Holdings	100% of LLC membership interests
Golar LNG Partners LP	Marshall Islands	NFE International Holdings	100% of limited partnership interests[4]
		NFE GP LLC [Marshall Islands]	100% of general partnership interests
Golar Spirit Corporation	Marshall Islands	Golar LNG Partners LP [Marshall Islands]	100%
NFE Mexico Power Holdings Limited	England and Wales	NFE UK Holdings Limited [UK]	2 ordinary shares / 100%
NFE Mexico Terminal Holdings Limited	England and Wales	NFE UK Holdings Limited [UK]	2 ordinary shares / 100%
FLNG Global Production Co. Limited	England and Wales	NFE International Holdings	100%
NFE FLNG 3 LLC	Delaware	NFE Fast LNG Holdings LLC	100%
4 In addition to these LP interests, there are 8.75% Series A Cumulative Redeemable Preferred Units in Golar LNG Partners LP owned by third-parties.
Annex B
ID: 4933-0919-3122 v.12 - MSW

Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
NFE FLNG 4 LLC	Delaware	NFE Fast LNG Holdings LLC	100%
NFE FLNG 5 LLC	Delaware	NFE Fast LNG Holdings LLC	100%
NFE Fast LNG Operations LLC	Delaware	NFE Fast LNG Holdings LLC	100%
NFE Innovation 1 LLC	Marshall Islands	NFE Fast LNG Operations LLC	100%
NFE Innovation 2 LLC	Marshall Islands	NFE Fast LNG Operations LLC	100%
NFE International Shipping LLC	Delaware	NFE Transport Partners LLC	100%
NFE Grand Shipping LLC	Delaware	NFE Transport Partners LLC	100%
NFE Bermuda Holdings Limited	Bermuda	NFE International Holdings 1 Limited [UK]	2 common shares / 100%
NFE UK Holdings Limited	England and Wales	NFE International Holdings	553 shares / 100%
NFE Global Holdings Limited	England and Wales	Atlantic Energy Holdings LLC	100%
Genera Management LLC	Puerto Rico	Clean Energy Services Limited [Bermuda]	100%
Genera Services LLC	Puerto Rico	Clean Energy Services Limited [Bermuda]	100%
Annex B
ID: 4933-0919-3122 v.12 - MSW

Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
Genera PR LLC	Puerto Rico	Clean Energy Services Limited [Bermuda]	100%
NFE PR Management LLC	Puerto Rico	Atlantic Energy Holdings LLC	100%
NFE BCS Mexico Holdings, S. de R.L. de C.V.	Mexico	NFE Mexico Power Holdings Limited [UK]	99.99%
		NFE UK Holdings Limited	0.01%
Louisiana Development Holdings LLC	Delaware	NFE International Holdings 1 Limited [UK]	100%
NFE FLNG Management (Singapore) Pte. Ltd.	Singapore	NFE International Holdings	100%
NFE Gas Trading Limited	Ireland	Atlantic Energy Holdings LLC	100%
FLNG Lakach Upstream Topco Parent Limited	England and Wales	NFE International Holdings	100%
FLNG 3 UK Holdings Limited	England and Wales	NFE Altamira Holdings LLC	501 ordinary shares / 100%
NFE Altamira Pipeco S. de R.L. de C.V.	Mexico	FLNG 3 UK Holdings Limited [UK]	99.99%
		NFE UK Holdings Limited [UK]	0.01%
Annex B
ID: 4933-0919-3122 v.12 - MSW

Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
NFE Altamira FLNG S. de R.L. de C.V.	Mexico	FLNG 3 UK Holdings Limited	99.99%
		NFE UK Holdings Limited [UK]	0.01%
NFE Altamira Holdings LLC	Delaware	NFE International Holdings 1 Limited [UK]	2,723,559,105 (Class A)[5]
Zest Energia SCP	Brazil	Atlantic Energy Holdings LLC	87.5%
		Zest Energia S.A.	12.5%
NFE FLNG 2 Parent LLC	Delaware	New Fortress Energy Inc.	100%
NFE Upstream Co., S. de R.L. de C.V.	Mexico	FLNG Lakach Upstream HoldCo Limited [UK]	99.99%
		FLNG Lakach Upstream Parent Limited [UK]	0.01%
NFE Lakach Gasco FLNG S de R.L. de C.V.	Mexico	FLNG Lakach GasCo Holdings Limited [UK]	99.99%
		FLNG Lakach Upstream Parent Limited [UK]	0.01%

B.     Subsidiaries Intended to Be Migrated on or after the Closing Date (each, a “Migrating Entity”)
5 In addition to these Class A interests, there are 100 Class B units in NFE Altamira Holdings LLC owned by a third-party.
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Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
NFE Mexico Holdings Parent S.à r.l.	Luxembourg	NFE Mexico Terminal Holdings Limited [UK]	12,000 Class A shares at € 1.00 per share / 99.99%
		NFE UK Holdings Limited [UK]	1 Class B share at € 1.00 per share / 0.01%
NFE Mexico Holdings S.à r.l.	Luxembourg	NFE Mexico Holdings Parent S.à r.l. [Luxembourg]	12,000 class A shares at € 1.00 per share / 99.99%
		NFE UK Holdings Limited [UK]	1 class B shares at € 1.00 per share / 0.01%

C.     Subsidiaries Intended to Be Dissolved on or after the Closing Date (each, a “Dissolving Entity”)

Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
NFEnergía Honduras, S. de R.L.	Honduras	Atlantic Energy Holdings LLC	2%
		NFE Honduras Holdings LLC	98%
New Fortress Energy Foundation Limited	Jamaica	Atlantic Energy Holdings LLC	100%
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Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
NFE North Infrastructure Limited	Bermuda	NFE Atlantic Holdings LLC	100%
NFE Angola – Sociedade Unipessoal, Lda.	Angola	NFE Angola Holdings LLC	100%
NFE SA Holdings (Pty) Ltd[6]	South Africa	NFE UK Holdings Limited [UK]	100%
NFE SA Terminal (Pty) Ltd[7]	South Africa	NFE SA Holdings (Pty) Ltd [South Africa]	100%
NFE BGE Consortium Project Company (Pty) Ltd[8]	South Africa	NFE SA Terminal (Pty) Ltd	51%
		BGE	49%
PATH LTD.	Bahamas	Atlantic Energy Holdings LLC	100%
Encanto East LLC	Puerto Rico	NFEnergía LLC [Puerto Rico]	100%
Encanto West LLC	Puerto Rico	NFEnergía LLC [Puerto Rico]	100%
Encanto Power West LLC	Puerto Rico	NFEnergía LLC [Puerto Rico]	100%
Atlantic Pipeline Holdings SRL	Barbados	Atlantic Energy Holdings LLC	100%
6 This entity is legally dissolved, but is still in the dissolution process for tax purposes.
7 This entity is legally dissolved, but is still in the dissolution process for tax purposes.
8This entity is legally dissolved, but is still in the dissolution process for tax purposes.
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Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
Clean Energy Services Limited	Bermuda	Atlantic Energy Holdings LLC	100%
NFE Ireland Treasury Limited	Ireland	NFE International Holdings	100%
NFE Marketing and Trading Limited	England and Wales	NFE UK Holdings Limited [UK]	100%
FLNG Lakach GasCo Holdings Limited	England and Wales	NFE UK Holdings Limited [UK]	100%
FLNG Lakach Upstream Parent Limited	England and Wales	NFE UK Holdings Limited [UK]	100%
FLNG Lakach Upstream HoldCo Limited	England and Wales	FLNG Lakach Upstream Parent Limited [UK]	100%
NFE Power México Soc. de Resp. Limitada de Capital Variable	Mexico	NFE Atlantic Holdings LLC	90%
		Atlantic Energy Holdings LLC	10%
NFE Brazil NewCo Limited	England and Wales	NFE Financing LLC	100%
NFE Nicaragua Holdings LLC	Bermuda	NFE UK Holdings Limited [UK]	100%
NFE South Power Buyback Holdings Limited	Jamaica	Atlantic Energy Holdings LLC	100%
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Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
NFE Brazil Investments LLC	Delaware	NFE International Holdings 1 Limited [UK]	100%
NFE Financing LLC	Delaware	NFE Brazil Investments LLC	100%
NFE South Power Holdings LLC	Delaware	Atlantic Energy Holdings LLC	100%
Klondike Digital Infrastructure LLC	Delaware	NFE Atlantic Holdings LLC	100%
LNG Holdings LLC	Delaware	NFE Atlantic Holdings LLC	100%
NFE Honduras Holdings LLC	Delaware	Atlantic Energy Holdings LLC	100%
NFE ISO Holdings LLC	Delaware	NFE Logistics Holdings LLC	100%
NFE Logistics Holdings LLC	Delaware	NFE Atlantic Holdings LLC	100%
NFE Angola Holdings LLC	Delaware	Atlantic Energy Holdings LLC	100%
Bradford County Power Partners LLC	Delaware	NFE International Holdings	100%
NFE Fast LNG Holdings LLC	Delaware	FLNG Lakach Upstream Topco Parent Limited	100%
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Current Legal Entities Owned	Issuer Jurisdiction of Incorporation or Organization	Record Owner	No. Shares/Interest
Energy Transport Solutions LLC	Delaware	Bradford County Real Estate Holdings LLC	100%
KDI Wyalusing Power LLC	Delaware	Klondike Digital Infrastructure LLC	100%
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Schedule 3.19
Filing Jurisdictions

Type of Filing	Entity	Jurisdictions
UCC-1	New Fortress Energy Inc.	Delaware
UCC-1	Atlantic Energy Holdings LLC	Delaware
UCC-1	New Fortress Energy Marketing LLC	Delaware
UCC-1	New Fortress Intermediate LLC	Delaware
UCC-1	NFE Andromeda Chartering LLC	Delaware
UCC-1	NFE Atlantic Holdings LLC	Delaware
UCC-1	NFE BCS Holdings (A) LLC	Delaware
UCC-1	NFE BCS Holdings (B) LLC	Delaware
UCC-1	NFE Equipment Partners LLC	Delaware
UCC-1	NFE FLNG 1 Issuer LLC	Delaware
UCC-1	NFE ISO Partners LLC	Delaware
UCC-1	NFE Management LLC	Delaware
UCC-1	NFE Nicaragua Development Partners LLC	Delaware
UCC-1	NFE North Trading LLC	Delaware
UCC-1	NFE Pioneer 1 LLC	Delaware
Ship Mortgage	NFE Pioneer 1 LLC	Vanuatu
UCC-1	NFE Pioneer 2 LLC	Delaware
Ship Mortgage	NFE Pioneer 2 LLC	Vanuatu
UCC-1	NFE Pioneer 3 LLC	Delaware
Ship Mortgage	NFE Pioneer 3 LLC	Vanuatu
UCC-1	NFE Sub LLC	Delaware
UCC-1	NFE Transport Partners LLC	Delaware
UCC-1	NFE US Holdings LLC	Delaware
UCC-1	NFE BCS Mexico Holdings, S. de R.L. de C.V.	District of Columbia
UCC-1	Amaunet, S. de R.L. de C.V.	District of Columbia
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Type of Filing	Entity	Jurisdictions
UCC-1	New Fortress Energy Inc.	Delaware
UCC-1	Atlantic Energy Holdings LLC	Delaware
UCC-1	New Fortress Energy Marketing LLC	Delaware
UCC-1	New Fortress Intermediate LLC	Delaware
UCC-1	NFE Andromeda Chartering LLC	Delaware
UCC-1	NFE Atlantic Holdings LLC	Delaware
UCC-1	NFE BCS Holdings (A) LLC	Delaware
UCC-1	NFE BCS Holdings (B) LLC	Delaware
UCC-1	NFE Equipment Partners LLC	Delaware
UCC-1	NFE Pacífico LAP, S. de R.L. de C.V.	District of Columbia
UCC-1	NFE Shannon Holdings Limited	District of Columbia
UCC-1	NFEnergía GN de BCS, S. de R.L. de C.V.	District of Columbia
UCC-1	NFEnergía México, S. de R.L. de C.V.	District of Columbia
UCC-1	NFE GP LLC	District of Columbia
UCC-1	NFE Altamira Pipeco S. de R.L. de C.V.	District of Columbia
UCC-1	NFE Altamira FLNG S. de R.L. de C.V.	District of Columbia
UCC-1	Soluciones de Energia Limpia PR LLC	Puerto Rico
UCC-1	NFEnergía LLC	Puerto Rico
UCC-1 (P.R.E.P.A. Fuel Sale and Purchase Agreement Assignment)	NFEnergía LLC	Puerto Rico
UCC-1 (Puerto Rico Ports Authority Leasehold Mortgage)	NFEnergía LLC	Puerto Rico
UCC-1	NFE Altamira Holdings LLC	Delaware
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Type of Filing	Entity	Jurisdictions
UCC-1	New Fortress Energy Inc.	Delaware
UCC-1	Atlantic Energy Holdings LLC	Delaware
UCC-1	New Fortress Energy Marketing LLC	Delaware
UCC-1	New Fortress Intermediate LLC	Delaware
UCC-1	NFE Andromeda Chartering LLC	Delaware
UCC-1	NFE Atlantic Holdings LLC	Delaware
UCC-1	NFE BCS Holdings (A) LLC	Delaware
UCC-1	NFE BCS Holdings (B) LLC	Delaware
UCC-1	NFE Equipment Partners LLC	Delaware
UCC-1	NFE International Holdings	District of Columbia / New York
MR01 Companies House	NFE International Holdings	England and Wales
UCC-1	NFE International Holdings 1 Limited	District of Columbia / New York
MR01 Companies House	NFE International Holdings 1 Limited	England and Wales
UCC-1	NFE International Holdings 2 Limited	District of Columbia / New York
MR01 Companies House	NFE International Holdings 2 Limited	England and Wales
RUG (Assets Pledge)	Amaunet, S. de R.L. de C.V.	Mexico
RUG (Assets Pledge)	NFE Pacífico LAP, S. de R.L. de C.V.	Mexico
RUG (Assets Pledge)	NFEnergía GN de BCS, S. de R.L. de C.V.	Mexico
RUG (Assets Pledge)	NFEnergía México, S. de R.L. de C.V.	Mexico
RUG (Assets Pledge)	NFE BCS México Holdings, S. de R.L. de C.V.	Mexico
RUG (Assets Pledge)	NFE Altamira Pipeco S. de R.L. de C.V.	Mexico
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Type of Filing	Entity	Jurisdictions
UCC-1	New Fortress Energy Inc.	Delaware
UCC-1	Atlantic Energy Holdings LLC	Delaware
UCC-1	New Fortress Energy Marketing LLC	Delaware
UCC-1	New Fortress Intermediate LLC	Delaware
UCC-1	NFE Andromeda Chartering LLC	Delaware
UCC-1	NFE Atlantic Holdings LLC	Delaware
UCC-1	NFE BCS Holdings (A) LLC	Delaware
UCC-1	NFE BCS Holdings (B) LLC	Delaware
UCC-1	NFE Equipment Partners LLC	Delaware
RUG (Assets Pledge)	NFE Altamira FLNG S. de R.L. de C.V.	Mexico
UCC-1	NFE Power PR LLC	Puerto Rico
UCC-1	NFE Mexico Power Holdings Limited	District of Columbia / New York
UCC-1	NFE Mexico Terminal Holdings Limited	District of Columbia / New York
MR01 Companies House	NFE Mexico Power Holdings Limited	England and Wales
MR01 Companies House	NFE Mexico Terminal Holdings Limited	England and Wales
UCC-1	NFE Bermuda Holdings Limited	District of Columbia / New York
UCC-1	NFE UK HOLDINGS LIMITED	District of Columbia / New York
MR01 Companies House	NFE UK HOLDINGS LIMITED	England and Wales
UCC-1	NFE Mexico Holdings S.à r.l.	District of Columbia
UCC-1	NFE Mexico Holdings Parent S.à r.l.	District of Columbia
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Type of Filing	Entity	Jurisdictions
UCC-1	New Fortress Energy Inc.	Delaware
UCC-1	Atlantic Energy Holdings LLC	Delaware
UCC-1	New Fortress Energy Marketing LLC	Delaware
UCC-1	New Fortress Intermediate LLC	Delaware
UCC-1	NFE Andromeda Chartering LLC	Delaware
UCC-1	NFE Atlantic Holdings LLC	Delaware
UCC-1	NFE BCS Holdings (A) LLC	Delaware
UCC-1	NFE BCS Holdings (B) LLC	Delaware
UCC-1	NFE Equipment Partners LLC	Delaware
MR01 Companies House	FLNG 3 UK Holdings Limited	England and Wales
UCC-1	FLNG 3 UK Holdings Limited	District of Columbia / / New York
Form C-1	NFE Shannon Holdings Limited	Irish Companies Registration Office

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Schedule 5.12
Post-Restatement Matters
1.No later than ninety (90) days following the Restatement Effective Date (or such longer date as the Super-Senior Priority Lien Collateral Agent may agree in its reasonable discretion) and subject to the applicable time periods and limitations and exceptions set forth in the Security Documents, the Borrower shall cause each Guarantor that is a Foreign Subsidiary to deliver to the Administrative Agent: (i) Security Documents in respect of the Collateral in the applicable jurisdictions outside of the United States (collectively, the “Post-Closing Security Documents”) in accordance with Section 5.10(e)(iii) of the Agreement, which shall include, for the avoidance of doubt, the scope of documents that have been agreed between the Borrower and counsel to the Agents prior to the Restatement Effective Date (including such Security Documents governed by the laws of Mexico that constitute Single Lien Security Documents (as defined in the Common Representative Continuation Agreement (as defined in the Amendment and Restatement Agreement)), and any termination thereof, or assignments thereto or amendments or restatements thereof with respect to the applicable Single Lien Collateral (as defined in the Common Representative Continuation Agreement)); provided that to the extent that any Security Document (including any Single Lien Security Document) in effect immediately prior to the Restatement Effective Date is to be released or terminated with respect to assets that constitute Collateral, such release or termination shall occur substantially concurrently with the effectiveness of the applicable new Security Document, amendment or restatement to such Security Document or assignment of such Security Document, as applicable, (ii) all filings and other documents required by such Post-Closing Security Documents to create or perfect (to the extent required by such Security Documents) the security interests for the benefit of the Secured Parties in the Collateral of such Guarantor, (iii) legal opinions, in form and substance reasonably acceptable to the Administrative Agent, of applicable local counsel to the Borrower and such Guarantor or to the Agents (which opinions shall cover the Post-Closing Security Documents in respect of the Collateral in relevant jurisdictions outside of the United States) dated the date of such Post-Closing Security Documents and addressed to the Administrative Agent, the Super-Senior Priority Lien Collateral Agent and the Lenders and (iv) a certificate of a Responsible Officer of such Guarantor, certifying (A) as to copies of the Organizational Documents of such Guarantor together with all amendments thereto, (B) as to a copy of the resolutions or written consents of such Guarantor authorizing (1) the transactions contemplated by the Loan Documents to which such Guarantor is or will be a party, and (2) the execution, delivery and performance by such Guarantor of each Loan Document to which such Guarantor is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection therewith and (C) the names and true signatures of the representatives of such Guarantor authorized to sign each Loan Document to which such Guarantor is or will be a party and the other documents to be executed and delivered by such Guarantor in connection therewith, together with evidence of the incumbency of such authorized officers.
2.If any Restricted Subsidiary of the Borrower that is a Dissolving Entity (as defined in Schedule 3.15 to the Agreement) that would have been required to be a Loan Party on the Restatement Effective Date but for the operation of Section 5.12 of the Agreement and this paragraph 2 has not been dissolved or otherwise wound up within, or the paperwork to dissolve or wind up has not been filed on or prior to the date that is, (x) in the case of a Restricted Subsidiary organized in the United States, thirty (30) days after the Restatement Effective Date, or (y) in the case of any
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Foreign Subsidiary, sixty (60) days after the Restatement Effective Date, then, subject to and in accordance with Section 5.10(a) of the Agreement, the Borrower shall cause such Restricted Subsidiary to deliver to the Super-Senior Priority Lien Collateral Agent, as applicable: (i) a Joinder Agreement, (ii) a supplement to the Security Agreement substantially in the form of Exhibit B thereto, (iii) an acknowledgment to the Intercreditor Agreement, (ii) Security Documents in respect of the Collateral in the relevant jurisdictions outside of the United States, (iii) all filings and other documents required by such Security Documents to create or perfect (to the extent required by such Security Documents) the security interests for the benefit of the Secured Parties in the Collateral of such Restricted Subsidiary, (iv) legal opinions, in form and substance reasonably acceptable to the Administrative Agent, of applicable local counsel to the Borrower and such Restricted Subsidiaries or to the Agents (which opinions shall cover the Security Documents in respect of the Collateral in relevant jurisdictions outside of the United States) dated the date of such Security Documents and addressed to the Administrative Agent, the Super-Senior Priority Lien Collateral Agent and the Lenders and (v) a certificate of a Responsible Officer of such Foreign Subsidiary, certifying (A) as to copies of the Organizational Documents of such Restricted Subsidiary together with all amendments thereto, (B) as to a copy of the resolutions or written consents of such Restricted Subsidiary authorizing (1) the transactions contemplated by the Loan Documents to which such Restricted Subsidiary is or will be a party, and (2) the execution, delivery and performance by such Restricted Subsidiary of each Loan Document to which such Restricted Subsidiary is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection therewith and (C) the names and true signatures of the representatives of such Restricted Subsidiary authorized to sign each Loan Document to which such Restricted Subsidiary is or will be a party and the other documents to be executed and delivered by such Restricted Subsidiary in connection therewith, together with evidence of the incumbency of such authorized officers.
3.If any Guarantor that is a Migrating Entity (as defined in Schedule 3.15 to the Agreement) has not been migrated, re-domiciled or otherwise converted to an entity in any jurisdiction of organization of any other Guarantor within, or the paperwork to migrate, re-domicile or otherwise convert to an entity in any jurisdiction of organization of any other Guarantor has not been filed on or prior to the date that is, sixty (60) days after the Restatement Effective Date, then such Guarantor shall deliver to the Administrative Agent within sixty (60) days (or such longer date as the Super-Senior Priority Lien Collateral Agent may agree in its reasonable discretion) and subject to the applicable time periods and limitations and exceptions set forth in the Security Documents: (i) Security Documents in respect of the Collateral in the relevant jurisdictions outside of the United States in accordance with Section 5.10(e)(iii) of the Agreement, (ii) all filings and other documents required by such Security Documents to create or perfect (to the extent required by such Security Documents) the security interests for the benefit of the Secured Parties in the Collateral of such Guarantor, (iii) legal opinions, in form and substance reasonably acceptable to the Administrative Agent, of applicable local counsel to the Borrower and such Guarantor or to the Agents (which opinions shall cover the Security Documents in respect of the Collateral in relevant jurisdictions outside of the United States) dated the date of such Security Documents and addressed to the Administrative Agent, the Super-Senior Priority Lien Collateral Agent and the Lenders and (v) a certificate of a Responsible Officer of such Guarantor, certifying (A) as to copies of the Organizational Documents of such Guarantor together with all amendments thereto, (B) as to a copy of the resolutions or written consents of such Guarantor authorizing (1) the transactions contemplated by the Loan Documents to which such Guarantor is
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or will be a party, and (2) the execution, delivery and performance by such Guarantor of each Loan Document to which such Guarantor is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection therewith and (C) the names and true signatures of the representatives of such Guarantor authorized to sign each Loan Document to which such Guarantor is or will be a party and the other documents to be executed and delivered by such Guarantor in connection therewith, together with evidence of the incumbency of such authorized officers.
4.Not later than (x) sixty (60) days with respect to Control Agreements to be governed by the laws of the United States, United Kingdom and/or Ireland and (y) ninety (90) days with respect to Control Agreements to be governed by the laws of Mexico and/or Nicaragua, in each case, following the Restatement Effective Date (or such longer date as the Super-Senior Priority Lien Collateral Agent may agree in its reasonable discretion), the Loan Parties shall to the extent not completed on the Restatement Effective Date enter into Control Agreements or assignments thereto or amendments or restatements thereof with respect to each Deposit Account, securities account, and commodities account (other than Excluded Accounts); provided that to the extent any existing Control Agreement (including, for the avoidance of doubt, the Control Agreements (as defined in the Controlling Authorized Representative Continuation Agreement (as defined in the Amendment and Restatement Agreement))) in effect immediately prior to the Restatement Effective Date with respect to any such Deposit Account, securities account, and commodities account (other than Excluded Accounts) is to be released, such release shall occur substantially concurrently with the effectiveness of the applicable new Control Agreement or the applicable assignment thereto or amendment or restatement thereof, as applicable.
5.Not later than ninety (90) days following the Restatement Effective Date (or such longer date as the Super-Senior Priority Lien Collateral Agent may agree in its reasonable discretion), the Loan Parties shall to the extent not completed on the Restatement Effective Date (i) execute, deliver and record a Ship Mortgage or assignments thereto or amendments or restatements thereof with respect to any tanker or other marine vessel with a value (as reasonably estimated by the Borrower) in excess of $8.0 million (other than Excluded Assets) that is owned by any Loan Party as of the Restatement Effective Date, (ii) deliver customary legal opinions of admiralty counsel to the applicable Loan Party or to the Agents, in each case, in form and substance satisfactory to counsel(s) to the Required Lenders and (iii) deliver an updated perfection certificate substantially in the form of the perfection certificate delivered on the Restatement Effective Date; provided that in the case of this clause 5, to the extent any existing Ship Mortgage in effect immediately prior to the Restatement Effective Date with respect to any such tanker or other marine vessel is to be released, such release shall occur substantially concurrently with the effectiveness of the applicable new Ship Mortgage or the applicable assignment thereto or amendment or restatement thereof, as applicable.

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Schedule 6.1
Investments

A. Securities of any other Person (other than the Borrower or any Guarantor)

Issuer	Record Owner	No. Shares/Interest
Naviera Ballena Azul S. de R.L. de C.V.	NFEnergia Mexico S. de R.L. de C.V.	49.0%
Energos Infrastructure Holdings LLC (Marshall Islands)[9]	Golar Winter Shipping Corp.	0.14%
Mexico FLNG S. de R.L. de C.V.	FLNG Global Production Co. Limited	49.0%

See also Schedule 3.15 above, which is incorporated in this section A of Schedule 6.1 by reference.

B.    Asset Acquisitions

Description of Investment	Investment Amount
Purchase option in favor of NFE Andromeda Chartering LLC to acquire the vessel Nusantara Regas Satu (IMO 7382744) from PT Golar Indonesia	Fair market value (to be determined at time of exercise)
Purchase option in favor of NFEnergia Mexico, S. de R.L. de C.V. to acquire the vessel NFE Zero (IMO 9418523) from Naviera Ballena Azul, S. de R.L. de C.V.	$30,000,000, with payment under the agreement applied to the purchase price in accordance with Exhibit B of the agreement
Purchase Option in favor of NFE Equipment Partners LLC to acquire the vessel NFE Reimagine (IMO 9285330) from Naviera Ballena Azul, S. de R.L. de C.V.	$16,000,000 with payment under the agreement applied to the purchase price in accordance with Exhibit B of the agreement

C.    Loans, Advances and Capital Contributions

9 Entity fka Floating Infrastructure Holdings LLC.
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Entity	Recipient	Type (Loan / Advance / Capital Contribution)	Status (Existing / Contractually Committed / Contemplated)	Amount
NFE FLNG 1 LLC	NFE FLNG 2 LLC	Repayment of Intercompany Receivable	Existing	$3,900,000

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Schedule 6.3
Indebtedness

Primary Debt Instrument	Obligors	Counterparties	Type of Indebtedness	Maturity Date	Amount of Indebtedness
8.75% Series A Cumulative Redeemable Preferred Units	Golar LNG Partners LP	Holders of Golar LNG Partners LP’s Preferred Stock	Preferred Stock	Perpetual	$138,000,000 aggregate liquidation preference
Bareboat Charter Party (BIMCO BARECON 2017), dated March 24, 2023	NFE Andromeda Chartering LLC	Energos Grand Corporation	Financing Lease [Energos Grand]	August 15, 2042	daily hire of $29,000 x 20 years

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Schedule 6.5
Affiliate Transactions

The content below includes the primary operative document for each transaction and, in some cases, certain ancillary documents related thereto. Not all ancillary documents (including addenda, account pledges, assignments of earnings/insurances, notices, security documents, quiet enjoyment agreements, and management agreements related to each transaction) are separately listed, but such ancillary documents are deemed included.

1.FLNG 2 - WTNA
a.Credit Agreement, dated as of the Closing Date, between BlockerCo, as the borrower, the Borrower, as the initial lender, the guarantors from time to time party thereto, the lenders from time to time party thereto, and Wilmington Trust, National Association as administrative agent for the lenders and as collateral agent for the secured parties.

2.Turbines Sale-Leaseback Transaction Documents

3.Energos – Freeze
a.International FSRU Charter Agreement, dated as of April 25, 2025, between NFE Andromeda Chartering LLC, as Owner, and Energía 2000 S.A., as Charterer, in respect of the LNG floating storage and regasification vessel named “Energos Freeze” having IMO No. 7361922.
b.Charterer Guarantee, dated as of April 25, 2025, made by New Fortress Energy Inc., as Guarantor, in favor of Energos Freeze Corp., as Owner, guaranteeing the obligations of NFE Andromeda Chartering, LLC, as Charterer.
c.International FSRU Charter Agreement, executed as of August 28, 2025, effective as of April 25, 2025, between Energos Freeze Corp., as Owner, and NFE Andromeda Chartering, LLC, as Charterer, in respect of the LNG floating storage and regasification vessel named “Energos Freeze” having IMO No. 7361922.
d.Customer Guarantee, dated as of April 25, 2025, made by New Fortress Energy Inc., as Guarantor, in favor of Energos Freeze Corp., as Contractor, guaranteeing the obligations of NFE Andromeda Chartering LLC, as Customer.

4.Energos – Grand
a.Bareboat Charter Party (BIMCO BARECON 2017), dated March 24, 2023, between Golar Grand Corporation, as Owner, and NFE Andromeda Chartering LLC, as Charterer, in respect of the LNG floating storage unit named “Energos Grand” having IMO No. 9303560.
b.Bareboat Charter Party (BIMCO BARECON 2017), dated March 24, 2023, between NFE Andromeda Chartering LLC, as Owner, and NFE Pacifico LAP, S. de R.L. de C.V., as Charterer, in respect of the LNG floating storage unit named “Energos Grand” having IMO No. 9303560.
c.Addendum No. 1 to the Bareboat Charter Party for the Energos Grand (formerly the Golar Grand), dated August 11, 2023, between Energos Grand Corporation (formerly
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known as Golar Grand Corporation), as Owner, and NFE Andromeda Chartering LLC, as Charterer.
d.Addendum No. 2 to the Bareboat Charter Party for the Energos Grand (formerly the Golar Grand), dated October 23, 2023, between Energos Grand Corporation, as Owner, and NFE Andromeda Chartering LLC, as Charterer.
e.Amended and Restated Bareboat Charter Party, dated March 24, 2023, between NFE Andromeda Chartering LLC, as the Owner, and NFE Pacifico LAP S. de R.L. de C.V., as Charterer, in respect of the LNG floating storage unit named “Energos Grand” having IMO No. 9303560.
f.Addendum No. 1 to the Amended and Restated Bareboat Charter Party for the Energos Grand, dated December 23, 2025, between Andromeda Chartering LLC, as the Owner, and NFE Pacifico LAP S. de R.L. de C.V., as Charterer.
g.Account Pledge and Security Agreement, dated November 15, 2023, made by NFE Andromeda Chartering LLC, as Pledgor, in favor of Energos Grand Corporation, as Pledgee.
h.Deed of Termination and Mutual Release, dated November 15, 2023, between Energos Grand Corporation, as Owner, and Cool Company Management Ltd, as Manager.
i.Multipartite Direct Agreement, dated as of November 15, 2023, among NFE Pacifico LAP, S. de R.L. de C.V., NFE Andromeda Chartering LLC, as Assignor, Energos Grand Corporation, as Owner, and Investec Bank PLC, as Collateral Agent.
j.Notice of Assignment of Insurances, dated November 15, 2023, from Energos Grand Corporation and NFE Andromeda Chartering LLC to Assuranceforeningen Skuld (Gjensidig), in respect of MV “Energos Grand” with IMO No. 9303560.

5.Energos – Eskimo
a.International Charter Agreement, dated July 9, 2025, between Energos Eskimo Corporation, as Owner, and NFE Andromeda Chartering LLC, as Charterer, in respect of an LNG floating storage and regasification vessel the Energos Eskimo.
b.Regasification Service Agreement, dated November 20, 2024, between Egyptian Natural Gas Holding Company, NFE Andromeda Chartering LLC, as Contractor.
c.Charterer Guarantee, dated July 9, 2025, by New Fortress Energy Inc. in favor of Energos Eskimo Corp.

6.Energy Endurance – Alpha Gas
a.SHELLLNGTIME2 Time Charter Party, dated December 19, 2022 between Markoni Navigation S.A., as Owner, and NFE Transport Partners LLC, as Charterer, for Hyundai Samho Heavy Industries - Hull Number 8106 to be named “TBN” (IMO No. 9948695).
b.Addendum No. 1 to the SHELLLNGTIME2 Time Charter Party for the Energy Endurance, dated October 30, 2023, between Markoni Navigation S.A., as Owner, and NFE Transport Partners LLC, as Charterer.
c.Addendum No. 2 to the SHELLLNGTIME2 Time Charter Party for the Energy Endurance, dated July 30, 2024, between Markoni Navigation S.A., as Owner, and NFE Transport Partners LLC, as Charterer.
d.Alternative Chartering Services Agreement to the SHELLLNGTIME2 Time Charter Party for the Energy Endurance, dated October 13, 2025, between Markoni Navigation S.A., as Owner, and NFE Transport Partners LLC, as Charterer.
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e.Novation Agreement to the SHELLLNGTIME2 Time Charter Party for the Energy Endurance, dated February 9, 2026, between Markoni Navigation S.A., as Owner, and NFE Andromeda Chartering LLC as successor to NFE Transport Partners LLC, as Charterer.
f.Addendum No. 4 to the SHELLLNGTIME2 Time Charter Party for the Energy Endurance, dated April 7, 2026, between between Markoni Navigation S.A., as Owner, NFE Andromeda Charter LLC, as Charterer, and New Fortress Energy Inc., as Guarantor.
g.Charterer Parent Company Guarantee, dated December 19, 2022, by New Fortress Energy Inc. in favour of Markoni Navigation S.A. in respect of the vessel “Energy Endurance” (IMO No. 9948695).
h.Addendum No. 1 to the Charterer Parent Company Guarantee, dated February 9th 2026, by New Fortress Energy Inc. in favour of Markoni Navigation S.A. in respect of the vessel (IMO No. 9948695)

7.Orion Sea – JPMorgan
a.Time Charter Party, dated November 12, 2021, between Meridian 23 Limited, as Owner, and NFE Transport Partners LLC, as Charterer, for Samsung Heavy Industries Co., Ltd. - Hull Number 2336 to be named “Orion Sea.”

8.Golar Maria
a.Time Charter Party, dated August 15, 2022, between Golar LNG 2234 LLC, as Owner, and NFE Andromeda Chartering LLC, as Charterer, in respect of the vessel “Golar Maria.”
b.Deed of Guarantee, dated as of August 15, 2022, between New Fortress Energy Inc., as guarantor, and Golar LNG 2234 LLC, as beneficiary, in respect of the vessel “Golar Maria.”

9. Methane Princess
a.Time Charter Party, dated August 15, 2022, between Golar LNG 2215 Corporation, as Owner, and NFE Andromeda Chartering LLC, as Charterer, in respect of the vessel “Methane Princess.”
b.Deed of Guarantee, dated as of August 15, 2022, between New Fortress Energy Inc., as guarantor, and Golar LNG 2215 Corporation, as beneficiary, in respect of the vessel “Methane Princess.”

10. NFE Clean Energy
a.Bareboat Charter Party (BIMCO BARECON 2017), dated November 7, 2025, between NFE Nicaragua Development Partners LLC, as Owner, and GNT Energy Solutions LLC, as Charterer, in respect of the vessel “NFE Clean Energy” having IMO No. 9315513.
b.Addendum No. 1 to Bareboat Charter Party for the vessel “NFE Clean Energy,” dated November 2025, between NFE Nicaragua Development Partners LLC, as Owner, and GNT Energy Solutions LLC, as Charterer.

11.Energos Penguin
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a.Bareboat Charter Party (BIMCO BARECON 2017), dated March 9, 2023, between Golar Hull M2023 Corp, as Owner, and NFE Andromeda Chartering LLC, as Charterer, in respect of the vessel Golar Penguin having IMO No. 9624938.
b.Addendum No. 1 to Bareboat Charter Party for the “Energos Penguin,” dated August 11, 2023, between Golar Hull M2023 Corp, as Owner, and NFE Andromeda Chartering LLC, as Charterer.
c.Addendum No. 2 to Bareboat Charter Party for the “Energos Penguin,” dated October 23, 2023, between Golar Hull M2023 Corp., as Owner, and NFE Andromeda Chartering LLC, as Charterer.
d.Account Pledge and Security Agreement, dated November 15, 2023, by NFE Andromeda Chartering, as pledgor, in favor of Golar Hull M2023 Corp., as pledgee, in respect of the vessel Energos Penguin (formerly the Golar Penguin) having IMO No. 9624938.
e.Deed of Amendment to Bareboat Charter Party, dated November 15, 2023, between Golar Hull M2023 Corp., as Owner, and NFE Andromeda Chartering LLC, as lessee, in respect of the vessel Energos Penguin (formerly the Golar Penguin) having IMO No. 9624938.
f.Amended and Restated Bareboat Charter Party (BIMCO BARECON 207), dated March 9, 2023, between NFE Andromeda Chartering LLC, as Owner, and Mexico FLNG S. de R.L. de C.V., as Charterer, in respect of the vessel Golar Penguin having IMO No. 9624938.
g.Addendum No. 1 to the Amended and Restated Bareboat Charter Party, dated March 9, 2023, between NFE Andromeda Chartering LLC, as Owner, and Mexcio FLNG S. de R.L. de C.V., as Charterer, in respect of the vessel NFE Penguin having IMO No. 9624938.
h.Multipartite Direct Agreement, dated as of November 15, 2023, between Mexico FLNG S. de R.L. de C.V. and NFE Andromeda Chartering LLC, the assignor, to and in favor of Golar Hull M2023 Corp. and Investec Bank PLC.

12.NFE Zero
a.Financial Lease Agreement with Purchase Option, dated March 28, 2023, between NFEnergia Mexico S. de R.L. de C.V., as the lessor, and Naviera Ballena Azul, S. de R.L. de C.V., as the lessee, in respect of the tug vessel NFE Zero (IMO Number 9418523).
b.Addendum No. 1 to Financial Lease Agreement with Purchase Option for the tug vessel NFE Zero, dated March 28, 2023, between NFEnergia Mexico S. de R.L. de C.V., as the lessor, and Naviera Ballena Azul, S. de R.L. de C.V., as the lessee.
c.Time Charter Party, dated March 28, 2023, between Naviera Ballena Azul, S. de R.L. de C.V., as Owner, and NFE Pacifico Lap, S. de R.L. de C.V., as Charterer, in respect of the tug vessel NFE Zero (IMO Number 9418523).

13.NFE Reimagine
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a.Lessee Parent Company Guarantee, dated January 19, 2024 between NFE Equipment Partners LLC (as successor to NFE Transport Partners LLC), as lessor, and NFEnergia Mexico S. de R.L. de C.V. as Guarantor, in respect of the vessel NFE Reimagine (IMO Number 9285330).
b.Financial Lease Agreement with Purchase Option, dated January 19, 2024, as amended by Novation Agreement, dated February 12, 2026 between NFE Equipment Partners LLC (as successor to NFE Transport Partners LLC), as the lessor, and Naviera Ballena Azul, S. de R.L. de C.V., as the lessee, in respect of the vessel NFE Reimagine (IMO Number 9285330).
c.Addendum No. 1 to Financial Lease Agreement with Purchase Option for the NFE Reimagine, dated January 19, 2024, between NFE Equipment Partners LLC (as successor to NFE Transport Partners LLC), as the lessor, and Naviera Ballena Azul, S. de R.L. de C.V., as the lessee.

14.NFE Pioneer I, II, III
a.Amended and Restated Bareboat Charter Party (BIMCO BARECON 2017), dated April 25, 2023, between NFE Pioneer 1 LLC, as the Owner, and Mexico FLNG, S. de R.L. de C.V., as the Charterer, over the vessel NFE Pioneer I (IMO Number 9002568).
b.Addendum No. 1 to the Amended and Restated Bareboat Charter Party for the “NFE Pioneer I,” dated December 23, 2025, between NFE Pioneer 1 LLC, as the Owner, and Mexico FLNG, S. de R.L. de C.V., as the Charterer.
c.Amended and Restated Bareboat Charter Party (BIMCO BARECON 2017), dated April 25, 2023, between NFE Pioneer 2 LLC, as the Owner, and Mexico FLNG, S. de R.L. de C.V., as the Charterer, over the vessel NFE Pioneer II (IMO Number 8415770).
d.Addendum No. 1 to the Amended and Restated Bareboat Charter Party for the “NFE Pioneer II,” dated December 23, 2025, between NFE Pioneer 1 LLC, as the Owner, and Mexico FLNG, S. de R.L. de C.V., as the Charterer.
e.Amended and Restated Bareboat Charter Party (BIMCO BARECON 2017), dated April 25, 2023, between NFE Pioneer 3 LLC, as the Owner, and Mexico FLNG, S. de R.L. de C.V., as the Charterer, over the vessel NFE Pioneer III (IMO Number 8770601).
f.Addendum No. 1 to the Amended and Restated Bareboat Charter Party for the “NFE Pioneer III,” dated December 23, 2025, between NFE Pioneer 3 LLC, as the Owner, and Mexico FLNG, S. de R.L. de C.V., as the Charterer.

15.Tugboats
a.Guaranty Agreement, dated December 28, 2023, by New Fortress Energy Inc., a Delaware corporation, in favor of ARF Offshore II LLC, a Delaware limited liability company, over the Charter for the NFE Frontier (Vanuatu Official No. 2727).
b.Financial Lease Agreement, dated December 28, 2023, made by and between ARF Offshore II LLC, a Delaware limited liability company, as owner, together with its successors and assigns, and Naviera Ballena Azul S. de R.L. de C.V., a Mexican limited liability company, as lessee, over the Charter for the NFE Frontier (Vanuatu Official No. 2727).
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c.Lessee’s Declaration of the Termination Option dated December 28, 2023, exercised by Naviera Ballena Azul, S. de R.L. de C.V., a Mexican limited liability company, over the NFE Frontier (Vanuatu Official No. 2727).
d.Vessel Acquisition Agreement, dated as of December 28, 2023, NFE Frontier LLC, a Delaware limited liability company, and ARF Offshore II LLC, a Delaware limited liability company over the NFE Frontier (Vanuatu Official No. 2727).
e.Standard Bareboat Charter, dated as of December 22, 2023, by Naviera Ballena Azul, S. de R.L. de C.V., as owner, Mexico FLNG, S. de R.L. de C.V., as charterer, over the vessel NFE Frontier (IMO Number 9980590).
f.Assignment Agreement of the Charter Collection Rights, dated December 28th, 2023, by and between Naviera Ballena Azul, S. de R.L. de C.V., acting in its capacity as assignor, and ARF Offshore II LLC, as assignee, over the NFE Frontier (IMO Number 9980590).
g.Guaranty Agreement, dated December 28, 2023, by New Fortress Energy Inc., a Delaware corporation, in favor of ARF Offshore II LLC, a Delaware limited liability company, over the Charter for the NFE Vanguard (Vanuatu Official No. 2751).
h.Financial Lease Agreement, dated December 28, 2023, made by and between ARF Offshore II LLC, a Delaware limited liability company, as owner, together with its successors and assigns, and Naviera Ballena Azul S. de R.L. de C.V., a Mexican limited liability company, as lessee, over the Charter for the NFE Vanguard (Vanuatu Official No. 2751).
i.Lessee’s Declaration of the Termination Option dated December 28, 2023, exercised by Naviera Ballena Azul, S. de R.L. de C.V., a Mexican limited liability company, over the NFE Vanguard (Vanuatu Official No. 2751).
j.Vessel Acquisition Agreement, dated as of December 28, 2023, NFE Vanguard LLC, a Delaware limited liability company, and ARF Offshore II LLC, a Delaware limited liability company over the NFE Vanguard (Vanuatu Official No. 2751).
k.Standard Bareboat Charter, dated as of December 22, 2023, by Naviera Ballena Azul, S. de R.L. de C.V., as owner, Mexico FLNG, S. de R.L. de C.V., as charterer, over the vessel NFE Vanguard (IMO Number 9984132).
l.Assignment Agreement of the Charter Collection Rights, dated December 28th, 2023, by and between Naviera Ballena Azul, S. de R.L. de C.V., acting in its capacity as assignor, and ARF Offshore II LLC, as assignee, over the NFE Vanguard (IMO Number 9984132).
m.Guaranty Agreement, dated December 28, 2023, by New Fortress Energy Inc., a Delaware corporation, in favor of ARF Offshore II LLC, a Delaware limited liability company, over the Charter for the NFE Explorer (Vanuatu Official No. 2722).
n.Financial Lease Agreement, dated December 28, 2023, made by and between ARF Offshore II LLC, a Delaware limited liability company, as owner, together with its successors and assigns, and Naviera Ballena Azul S. de R.L. de C.V., a Mexican limited liability company, as lessee, over the Charter for the NFE Explorer (Vanuatu Official No. 2722).
o.Lessee’s Declaration of the Termination Option dated December 28, 2023, exercised by Naviera Ballena Azul, S. de R.L. de C.V., a Mexican limited liability company, over the NFE Explorer (Vanuatu Official No. 2722).
p.Vessel Acquisition Agreement, dated as of December 28, 2023, NFE Explorer LLC, a Delaware limited liability company, and ARF Offshore II LLC, a Delaware limited liability company over the NFE Explorer (Vanuatu Official No. 2722).
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q.Standard Bareboat Charter, dated as of December 22, 2023, by Naviera Ballena Azul, S. de R.L. de C.V., as owner, Mexico FLNG, S. de R.L. de C.V., as charterer, over the vessel NFE Explorer (IMO Number 9965124).
r.Assignment Agreement of the Charter Collection Rights, dated December 28th, 2023, by and between Naviera Ballena Azul, S. de R.L. de C.V., acting in its capacity as assignor, and ARF Offshore II LLC, as assignee, over the NFE Explorer (IMO Number 9965124).
s.Guaranty Agreement, dated December 28, 2023, by New Fortress Energy Inc., a Delaware corporation, in favor of ARF Offshore II LLC, a Delaware limited liability company, over the Charter for the NFE Pathfinder (Vanuatu Official No. 2750).
t.Financial Lease Agreement, dated as of December 28, 2023, made by and between ARF Offshore II LLC, a Delaware limited liability company, as owner, together with its successors and assigns, and Naviera Ballena Azul S. de R.L. de C.V., a Mexican limited liability company, as lessee, over the Charter for the NFE Pathfinder (Vanuatu Official No. 2750).
u.Lessee’s Declaration of the Termination Option dated December 28, 2023, exercised by Naviera Ballena Azul, S. de R.L. de C.V., a Mexican limited liability company, over the NFE Pathfinder (Vanuatu Official No. 2750).
v.Vessel Acquisition Agreement, dated as of December 28, 2023, NFE Pathfinder LLC, a Delaware limited liability company, and ARF Offshore II LLC, a Delaware limited liability company over the NFE Pathfinder (Vanuatu Official No. 2750).
w.Standard Bareboat Charter, dated as of December 22, 2023, by Naviera Ballena Azul, S. de R.L. de C.V., as owner, Mexico FLNG, S. de R.L. de C.V., as charterer, over the vessel NFE Pathfinder (IMO Number 9980605).
x.Assignment Agreement of the Charter Collection Rights, dated December 28th, 2023, by and between Naviera Ballena Azul, S. de R.L. de C.V., acting in its capacity as assignor, and ARF Offshore II LLC, as assignee, over the NFE Pathfinder (IMO Number 9980605).

Annex C
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Schedule 6.6
Liens
1. The liens disclosed in the below chart.
Annex C
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Grantor	Secured Party	Collateral	Lien Type	Secured Obligations
NFE Turbines LLC	Macquarie Energy LLC	Specified turbines and related equipment described in Appendix B	Leasehold security interest	Obligations under Master Lease Agreement, dated as of April 1, 2026
NFE Andromeda Chartering LLC	Energos Grand Corporation and Investec Bank PLC (as Collateral Agent)
Deposit Account #446026665355 (Bank of America, N.A.) and all funds held therein; all earnings from the vessel "Energos Grand" (IMO 9303560); and all policies and contracts of insurance and claims thereunder
			Account pledge, assignment of earnings, and assignment of insurances	Obligations of NFE Andromeda Chartering LLC under the Bareboat Charter Party dated March 24, 2023
NFE Andromeda Chartering LLC	Golar Hull M2023 Corp. and Investec Bank PLC (as Collateral Agent)
Deposit Account #446026665355 (Bank of America, N.A.) all funds now or thereinafter deposited; any related property from time to time received, and all related proceeds; and all policies and contracts of insurance and claims thereunder
			Account pledge and assignment of insurances	Obligations of NFE Andromeda Chartering under the Bareboat Charter Pary dated March 9, 2023
NFE Pacifico Lap S. de R.L. de C.V.	Naviera Ballena Azul, S. de R.L. de C.V.	All of Grantor’s equipment.	Equipment pledge	Claims against Grantor under the Time Charter dated March 28, 2023
NFE Transport Partners LLC	Meridian 23 Limited	All cargoes and all hire for any amounts due regarding the vessel “Orion Sea” Hull Number 2336	Cargoes and hire pledge	Claims against the Charterer under the Time Charter dated
2. The Liens disclosed in the lien searches delivered pursuant to Section 4(ii)(H) of the Amendment and Restatement Agreement are incorporated by reference.
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3. The Liens securing Indebtedness listed in row 2 of Schedule 6.1 are incorporated by reference.
Annex C
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APPENDIX A
TURBINES EXCLUDED ASSETS10
All of Borrower’s right, title and interest in and to all of the following assets (the “Equipment”), properties and rights, wherever located and whether now existing or hereafter acquired (including all inventory, fixtures or other property comprising the Equipment), together with all related software (embedded therein or otherwise) and general intangibles, all additions, attachments, accessories, accessions, parts, repairs and improvements thereto; all subleases, assignments, licenses, chattel paper, accounts, security deposits, and general intangibles relating thereto, and any and all substitutions, replacements or exchanges for any such item of Equipment or other collateral, in each such case in which Lessee shall from time to time acquire an interest; and any and all insurance and/or other proceeds of the property and other collateral in and against which a security interest is granted hereunder:
9 x GT TM2500+

No.	Equipment	Identifying Information
	Gas Turbines
	Nine (9) General Electric (GE) TM2500+ Gas Turbines (GTs)	Generator Serial No.	Turbine Serial No.	Turbine Trailer VIN	Control Trailer VIN	Package Serial No.
1.		924812.010	557-265	XNJ7000GC14L01107	XNJ2000GC14L01106	7253292
2.		924162.010	557-239	XNJ7000GC14L01002	XNJ2000GC14L01001	7250392
3.		924521.010	557-256	XNJ7000GC14L01065	XNJ2000GC14L01064	7253283
4.		924533.010	557-258	1RBH96707EAR26151	1RBE4720XEAR26157	7251615
5.		924324.010	557-250	XNJ7000GC14L01026	XNJ2000GC14L01017	7251405
6.		924513.010	557-171	1RBH96703EAR26129	1RBE47202EAR26086	7251613
7.		924201.010	557-243	XNJ7000GC14L01014	XNJ2000GC14L01099	7251612
8.		924810.010	557-261	XNJ7000GC14L01103	XNJ2000GC14L01102	7253291
9.		924537.010	557-264	XNJ7000GC14L01095	XNJ2000GC14L01094	7253288

All GTs packages include:
•Gas turbine and Generator trailer
10    To be updated
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•Auxiliary Trailer (houses Control Room)
•Inlet Filter Assembly
•Exhaust Stack
•Generator Inlet and Exhaust Ventilation Stacks
•Control Room and Turbine access stairs
•Trailers Interconnecting Hoses and Cables
•Transportation Jeep and Stinger
•Human machine interface
1x GT LM2500+

No.	Equipment	Identifying Information
	Gas Turbines
	One (1) General Electric (GE) LM2500+ Gas Turbine (GT) Core Engine	Package Serial No.	Engine Serial No.	ISO Rating (MW)
1.		N/A	557-289	30

Annex D
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Annex E
Amended and Restated Exhibits to the LCA
(See attached)
Annex E
ID: 4933-0919-3122 v.12 - MSW

Exhibit A
[FORM OF] REAFFIRMATION AGREEMENT
(See attached)
Exhibit A
ID: 4933-0919-3122 v.12 - MSW

Exhibit B
[FORM OF] AMENDED AND RESTATED SECURITY AGREEMENT
(See attached)
Exhibit B
ID: 4933-0919-3122 v.12 - MSW

Exhibit C

[FORM OF] INTERCREDITOR AGREEMENT
(See attached)
Exhibit E
ID: 4933-0919-3122 v.12 - MSW

Exhibit D
[FORM OF] COMMON REPRESENTATIVE CONTINUATION AGREEMENT
(See attached)
Exhibit E
ID: 4933-0919-3122 v.12 - MSW

Exhibit E
[FORM OF] CONTROLLING AUTHORIZED REPRESENTATIVE CONTINUATION AGREEMENT
(See attached)

Exhibit E
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